John Hancock
Real Estate
Fund

SEMI
ANNUAL
REPORT

04.30.02

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25


Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital, with
income as a
secondary goal,
by investing
primarily in
securities of U.S.
and foreign real
estate companies.
The Fund
generally focuses
on real estate
investment trusts
(REITs).

Over the last six months

* Real estate investment trusts (REITs) posted double-digit returns as investors looked for stability in an uncertain environment.

* The Fund shifted from a defensive position to a focus on REITs that benefit the most from an improving economy.

* Hotel and retail REITs were the Fund's best performers, while office and apartment REITs lagged.


John Hancock Real Estate Fund
Fund performance for the six months ended April 30, 2002.

[Bar chart with heading "John Hancock Real Estate Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 4% with 0% at the bottom and 20% at the top. The first bar represents the 18.05% total return for Class A. The second bar represents the 17.67% total return for Class B. The third bar represents the 17.67% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Total returns for the Fund are at net asset value with all distributions reinvested.


Top 10 holdings

 7.1%   Equity Office Properties
 5.3%   Equity Residential Properties
 4.3%   Fannie Mae
 3.7%   Simon Property Group
 3.6%   Starwood Hotels & Resorts Worldwide
 3.2%   Freddie Mac
 3.1%   Vornado Realty
 2.8%   ProLogis
 2.7%   Archstone-Smith
 2.4%   Boston Properties

As a percentage of net assets on April 30, 2002.



BY JAMES K. SCHMIDT, CFA, JAMES J. MCKELVEY, THOMAS M. FINUCANE AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

John Hancock
Real Estate Fund

MANAGERS'
REPORT

The last six months were a turbulent period for the U.S. stock market. Stock price volatility increased as investors wrestled with mixed signals about the outlook for corporate profits. The primary reason for optimism -- growing evidence of a burgeoning U.S. economic recovery -- was offset by concerns about weak capital spending, questionable accounting practices and the bankruptcies of high-profile companies like Enron and K-Mart. In the end, stocks posted slightly positive returns, with the Standard & Poor's 500 Index returning 2.31% for the six months ended April 30, 2002.

"...real estate investment
 trusts (REITs) rose
 steadily throughout the
 six-month period..."

In contrast, real estate investment trusts (REITs) rose steadily throughout the six-month period, producing double-digit gains. In an uncertain equity environment, investors were attracted to the safety features of the REIT sector -- high dividend yields and low volatility. In addition, investors have finally discovered the value of real estate investing as a diversification tool that can reduce the overall risk of an equity portfolio.

FUND PERFORMANCE

For the six months ended April 30, 2002, John Hancock Real Estate Fund's Class A, Class B and Class C shares posted total returns of 18.05%, 17.67% and 17.67%, respectively, at net asset value. This performance was in line with the 18.30% return of the average real estate fund, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

FROM DEFENSE TO OFFENSE

The past six months saw a shift in Fund strategy. At the beginning of the period, the Fund was positioned defensively, emphasizing REITs with strong balance sheets that would be most likely to weather an economic downturn. However, as it became clear that the economy had bottomed and was starting to turn around, we shifted the portfolio's focus to companies that would benefit the most from an improving economy. In practice, we increased the Fund's hotel and retail holdings while reducing exposure to office REITs.

[Photos of Jim Schmidt, Jay McKelvey, Tom Finucane and Tom Goggins flush right next to first paragraph.]

HOTEL REITS SOARED

Although every industry within the REIT sector posted positive returns for the period, hotels were the best performers by a wide margin. Hotel REITs suffered severe declines as tourism and business travel dried up in the wake of September 11. But bargain-hunting investors snapped up hotel REITs in late 2001, and the rebound in both travel and the economy provided an additional boost. Because of their very short (overnight) lease periods, hotel room rates tend to react quickly to changes in the economy.

"...we shifted the
 portfolio's focus to
 companies that would
 benefit the most from an
 improving economy."

The Fund was underweighted in hotel REITs throughout the past six months, but we are in the process of moving back to a market weight. The top contributors to Fund performance during the period included Starwood Hotels & Resorts and Host Marriott, both of which gained more than 70%.

RETAILERS FARED WELL

Retail REITs benefited from continued strength in consumer spending, which held up well despite the economic downturn. We were underweighted retailers because we expected job losses and high personal debt levels to derail consumer spending, but it never happened. With the economy now back on track, we have been adding to the Fund's retail holdings. Our best performers over the past six months included Simon Property Group and General Growth Properties, the two largest owners of regional shopping malls.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is REIT equity-office property 23%, the second is REIT equity-apartments 15%, the third REIT equity-regional malls 11%, the fourth REIT equity-shopping centers 9%, and the fifth Mortgage banking 9%.]

OFFICE AND APARTMENT REITS STRUGGLED

Rising vacancy rates restrained the performance of both office and apartment REITs. Layoffs and other cost-cutting measures at many corporations led to growing vacancies in office buildings. The Fund held an overweighted position in office REITs, but we have been reducing our holdings. Apartment REITs were hurt by increasing supply at a time when low mortgage rates and lender inducements were encouraging people to buy rather than rent. We thought valuations were too high, given the excess supply, so the Fund was underweighted in apartments.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-02." The chart is divided into two sections (from top to left): Common stocks 95%, and Short-term investments & other 5%.]

POSITIVE RESULTS FROM NON-REIT HOLDINGS

The Fund held about a 15% stake in non-REITs, primarily companies that are related to the real estate industry. Although the returns of these holdings were mixed, on the whole they enhanced Fund performance. The best contributors were those that benefited from the strong housing market, such as homebuilder Pulte Homes; online mortgage processor LendingTree; and Washington Mutual, a bank with a large mortgage-lending business.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Rouse Company followed by an up arrow with the phrase "Acquired premier malls in Midwest and Southeast." The second listing is Liberty Property Trust followed by an up arrow with the phrase "Owns suburban office buildings in strong markets." The third listing is Prime Group Realty followed by a down arrow with the phrase "CEO resigned, dividend suspended amid financial problems."]

Another key non-REIT holding was Security Capital Group, an investment firm with ownership interests in a number of public and private real estate companies. In December 2001, Security Capital agreed to be acquired by GE Capital at a significant premium, boosting the value of Security Capital's shares by 25%.

"The economy appears to be
 on the mend, though the
 pace of the recovery is still
 uncertain."

OUTLOOK

The economy appears to be on the mend, though the pace of the recovery is still uncertain. In general, REITs tend to lag the rest of the market in reacting to economic changes, so we may still see some fundamental deterioration -- such as increasing vacancy rates and declining earnings -- in the coming months. However, we expect the REIT sector to recover quickly thanks to strong balance sheets, a lack of overdevelopment, and an emphasis on quality properties in favorable locations.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2002

The index used for
comparison is the
Standard & Poor's 500
Index, Index 1, an
unmanaged index that
includes 500 widely
traded common stocks.
Also shown on page 7
is the Morgan Stanley
REIT Index, Index 2, an
unmanaged index
consisting of the most
actively traded real
estate investment
trusts.

It is not possible to
invest in an index.

                       Class A      Class B      Class C      Index 1
Inception date         9-30-98       3-1-00       3-1-00           --

Average annual returns with maximum sales charge (POP)
One year                 14.42%       14.64%       17.42%      -12.62%
Since inception          12.39%       21.81%       22.33%          --

Cumulative total returns with maximum sales charge (POP)
Six months               12.18%       12.67%       15.48%        2.31%
One year                 14.42%       14.64%       17.42%      -12.62%
Since inception          51.91%       53.26%       54.69%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund, before sales charge, and is equal to $15,996 as of April 30, 2002. The second line represents the value of the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $15,191 as of April 30, 2002. The third line represents Index 2 and is equal to $14,569 as of April 30, 2002. The fourth line represents Index 1 and is equal to $11,076 as of April 30, 2002.

                                    Class B      Class C 1
Period beginning                     3-1-00       3-1-00
Without sales charge                $15,626      $15,626
With maximum sales charge           $15,326      $15,470
Index 1                              $8,098       $8,098
Index 2                             $15,749      $15,749

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule is divided into three main categories: common stocks, preferred stock and short-term investments. Common stocks and preferred stock are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES  ISSUER                                                                        VALUE
COMMON STOCKS 95.44%                                                            $25,423,996
(Cost $23,983,145)

Building -- Resident/Commercial 2.09%                                              $556,557
 2,000    Centex Corp.                                                              112,600
 3,000    Lennar Corp.                                                              166,620
 5,300    Lowe's Cos., Inc.                                                         224,137
 1,000    Pulte Homes, Inc.                                                          53,200

Finance -- Savings & Loan 1.99%                                                     529,451
 4,000    Astoria Financial Corp.                                                   128,360
 5,000    New York Community Bancorp., Inc.                                         148,300
 6,700    Washington Mutual, Inc.                                                   252,791

Mortgage Banking 8.68%                                                            2,311,533
 7,000    Countrywide Credit Industries, Inc.                                       326,970
14,380    Fannie Mae                                                              1,135,013
13,000    Freddie Mac                                                               849,550

Real Estate -- Operation 2.79%                                                      743,187
14,300    Brookfield Properties Corp. (Canada)                                      284,570
 9,500    Cendant Corp.*                                                            170,905
 3,200    Forest City Enterprises, Inc. (Class A)                                   123,040
 6,400    Security Capital Group, Inc.*                                             164,672

REIT Equity -- Apartments 15.01%                                                  3,997,898
11,000    Apartment Investment & Management Co. (Class A)                           540,100
26,202    Archstone-Smith Trust                                                     706,406
 9,500    Avalonbay Communities, Inc.                                               452,865
 4,800    BRE Properties, Inc. (Class A)                                            156,720
 1,000    Camden Property Trust                                                      39,800
 5,050    Cornerstone Realty Income Trust, Inc.                                      56,308
51,000    Equity Residential Properties Trust                                     1,438,200
   500    Essex Property Trust, Inc.                                                 26,000
 3,200    Home Properties of New York, Inc.                                         115,264
 3,000    Mid-America Apartment Communities, Inc.                                    80,220
 1,900    Pennsylvania Real Estate Investment Trust                                  48,830
 2,500    Post Properties, Inc.                                                      84,975
 2,000    Summit Properties, Inc.                                                    46,800
12,300    United Dominion Realty Trust, Inc.                                        205,410

REIT Equity -- Diversified 3.60%                                                    960,156
 3,900    Bedford Property Investors, Inc.                                          103,506
 2,000    Catellus Development Corp.                                                 40,800
18,500    Vornado Realty Trust                                                      815,850

REIT Equity -- Hotel/Restaurants 7.52%                                            2,004,754
 7,600    Equity Inns, Inc.                                                          61,104
 4,500    FelCor Lodging Trust, Inc.                                                 96,750
 8,000    Hospitality Properties Trust                                              272,000
34,000    Host Marriott Corp.                                                       404,940
 6,000    Innkeepers USA Trust                                                       68,820
 2,300    LaSalle Hotel Properties                                                   36,800
 6,800    MeriStar Hospitality Corp.                                                119,340
25,000    Starwood Hotels & Resorts Worldwide, Inc.                                 945,000

REIT Equity -- Manufactured Homes 0.44%                                             116,280
 3,800    Chateau Communities, Inc.                                                 116,280

REIT Equity -- Office Property 23.47%                                             6,251,469
 4,400    Alexandria Real Estate Equities, Inc.                                     201,080
10,000    Arden Realty, Inc.                                                        281,500
16,500    Boston Properties Corp.                                                   643,170
 5,700    Brandywine Realty Trust                                                   136,173
 8,700    CarrAmerica Realty Corp.                                                  279,444
 5,300    Corporate Office Properties Trust, Inc.                                    71,497
 4,000    Cousins Properties, Inc.                                                  108,000
16,600    Crescent Real Estate Equities Co.                                         325,692
10,900    Duke-Weeks Realty Investment, Inc.                                        286,670
67,078    Equity Office Properties Trust                                          1,920,443
 3,600    Glenborough Realty Trust, Inc.                                             80,820
 7,000    Highwoods Properties, Inc.                                                196,840
17,800    HRPT Properties Trust                                                     154,504
 4,500    Kilroy Realty Corp.                                                       126,675
 7,600    Mack-Cali Realty Corp.                                                    249,280
 4,500    Mission West Properties, Inc.                                              56,385
 5,000    Prentiss Properties Trust                                                 153,750
 7,500    Prime Group Realty Trust                                                   62,625
12,500    Reckson Associates Realty Corp.                                           305,000
 5,500    Reckson Associates Realty Corp. (Class B)*                                139,975
 7,500    SL Green Realty Corp.                                                     263,250
   897    Trizec Canada, Inc. (Canada)*                                              13,903
   103    Trizec Properties, Inc.*                                                    1,593
12,000    Trizec Properties, Inc.*                                                  193,200

REIT Equity -- Regional Malls 11.08%                                              2,950,915
 4,500    CBL & Associates Properties, Inc.                                         164,700
 4,300    Crown American Realty Trust                                                43,000
12,500    General Growth Properties, Inc.                                           571,625
 5,300    Macerich Co. (The)                                                        155,555
10,500    Mills Corp.                                                               288,960
19,000    Rouse Co. (The)                                                           614,840
29,500    Simon Property Group, Inc.                                                995,625
 7,800    Taubman Centers, Inc.                                                     116,610

REIT Equity -- Shopping Centers 9.05%                                             2,410,385
 4,000   Chelsea Property Group, Inc.                                               241,800
 7,000   Developers Diversified Realty Corp.                                        154,700
 4,400   Equity One, Inc.                                                            61,600
 1,000   Federal Realty Investment Trust                                             26,950
 3,400   Glimcher Realty Trust                                                       66,130
 5,000   Heritage Property Investment Trust*                                        123,250
 3,500   JDN Realty Corp.                                                            44,345
18,600   Kimco Realty Corp.                                                         597,060
14,000   New Plan Excel Realty Trust                                                273,700
 5,500   Pan Pacific Retail Properties, Inc.                                        174,295
 2,500   Ramco-Gershenson Properties Trust                                           45,875
 4,000   Realty Income Corp.                                                        135,000
 7,000   Regency Centers Corp.                                                      205,800
 7,300   Weingarten Realty Investors                                                259,880

REIT Equity -- Storage 2.37%                                                        632,802
10,600   Public Storage, Inc.                                                       402,482
 4,000   Shurgard Storage Centers, Inc.                                             141,000
 2,900   Sovran Self Storage, Inc.                                                   89,320

REIT Equity -- Warehouse/Industries 7.35%                                         1,958,609
12,500   AMB Property Corp.                                                         350,500
 2,500   Centerpoint Properties Corp.                                               136,750
 2,800   EastGroup Properties, Inc.                                                  69,860
 3,200   First Industrial Realty Trust, Inc.                                        107,744
13,000   Liberty Property Trust                                                     415,350
 3,500   PS Business Parks, Inc.                                                    125,825
33,900   ProLogis Trust                                                             752,580

PREFERRED STOCK 0.41%                                                              $109,800
(Cost $95,375)

REIT Equity -- Storage 0.41%
4,000    Public Storage, Inc.                                                       109,800


                                                   INTEREST    PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                 RATE       (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 9.34%                                                     $2,487,174
(Cost $2,487,174)

Joint Repurchase Agreement 9.06%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 04-30-02,
due 05-01-02 (Secured by U.S. Treasury Inflation
Indexed Notes 3.875% due 01-15-09 and
3.500% due 01-15-11)                                  1.88%          $2,413      $2,413,000

                                                                   NUMBER OF
                                                                      SHARES
Cash Equivalents 0.28%
AIM Cash Investment Trust**                                          74,174          74,174

TOTAL INVESTMENTS 105.19%                                                       $28,020,970

OTHER ASSETS AND LIABILITIES, NET (5.19%)                                       ($1,382,123)

TOTAL NET ASSETS 100.00%                                                        $26,638,847


 * Non-income producing security

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $26,565,694)                           $28,020,970
Cash                                                                      661
Receivable for investments sold                                     1,316,496
Receivable for shares sold                                            207,900
Dividends and interest receivable                                      25,482
Other assets                                                              237

Total assets                                                       29,571,746

LIABILITIES
Payable for investments purchased                                   2,806,439
Payable for shares repurchased                                            232
Payable for securities on loan                                         74,174
Payable to affiliates                                                  18,756
Other payables and accrued expenses                                    33,298

Total liabilities                                                   2,932,899

NET ASSETS
Capital paid-in                                                    24,931,979
Undistributed net realized gain on investments                        217,335
Net unrealized appreciation of investments                          1,455,276
Undistributed net investment income                                    34,257

Net assets                                                        $26,638,847

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($10,080,883 [DIV] 829,719 shares)                             $12.15
Class B ($11,419,430 [DIV] 940,698 shares)                             $12.14
Class C ($5,138,534 [DIV] 423,299 shares)                              $12.14

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($12.15 [DIV] 95%)                                           $12.79
Class C ($12.14 [DIV] 99%)                                             $12.26

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $290)                 $337,135
Interest (including securities lending income of $218)                  7,966

Total investment income                                               345,101

EXPENSES
Investment management fee                                              53,827
Class A distribution and service fee                                    7,395
Class B distribution and service fee                                   31,301
Class C distribution and service fee                                   11,332
Transfer agent fee                                                     21,593
Registration and filing fee                                            28,852
Auditing fee                                                            7,860
Custodian fee                                                           6,598
Printing                                                                4,649
Accounting and legal services fee                                       1,424
Miscellaneous                                                             421
Legal fee                                                                 274
Trustees' fee                                                             221
Federal excise tax                                                        146

Total expenses                                                        175,893
Less expense reductions                                               (34,885)

Net expenses                                                          141,008

Net investment income                                                 204,093

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                      353,813
Change in unrealized appreciation (depreciation)
  of investments                                                    1,461,115

Net realized and unrealized gain                                    1,814,928

Increase in net assets from operations                             $2,019,021

1 Semiannual period from 11-1-01 through 4-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-01          4-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $202,788         $204,093

Net realized gain                                  199,347          353,813
Change in net unrealized
  appreciation (depreciation)                       57,923        1,461,115

Increase in net assets
  resulting from operations                        460,058        2,019,021

Distributions to shareholders
From net investment income
Class A                                            (89,839)         (78,765)
Class B                                            (52,740)         (76,286)
Class C                                            (15,973)         (28,649)
From net realized gain
Class A                                           (145,326)         (77,365)
Class B                                            (62,799)         (95,105)
Class C                                            (13,551)         (27,513)
                                                  (380,228)        (383,683)

From fund share transactions                     2,647,310       17,385,419

NET ASSETS
Beginning of period                              4,890,950        7,618,090

End of period 2                                 $7,618,090      $26,638,847

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Includes undistributed net investment income of $13,864 and $34,257, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                                          12-31-98 1  10-31-99 2  10-31-00    10-31-01     4-30-02 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.93       $9.48      $10.21      $10.71
Net investment income 4                                   0.14        0.37        0.52        0.45        0.17
Net realized and unrealized
  gain (loss) on investments                             (0.09)      (0.48)       1.54        0.86        1.72
Total from investment
  operations                                              0.05       (0.11)       2.06        1.31        1.89
Less distributions
From net investment income                               (0.12)      (0.34)      (0.79)      (0.37)      (0.19)
From net realized gain                                      --          --       (0.54)      (0.44)      (0.26)
                                                         (0.12)      (0.34)      (1.33)      (0.81)      (0.45)
Net asset value, end of period                           $9.93       $9.48      $10.21      $10.71      $12.15
Total return 5,6 (%)                                      0.47 7    (1.11) 7     20.40       13.26       18.05 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $1          $1          $3          $3         $10
Ratio of expenses to average net assets (%)               1.65 8      1.65 8      1.65        1.65        1.65 8
Ratio of adjusted expenses
  to average net assets 9 (%)                             9.85 8     11.71 8      8.89        4.63        2.17 8
Ratio of net investment income
  to average net assets (%)                               5.72 8      4.49 8      5.11        4.28        3.48 8
Portfolio turnover (%)                                     109         345         482         274         135

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-00 1  10-31-01    04-30-02 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.21      $10.70
Net investment income 4                                   0.30        0.38        0.15
Net realized and unrealized
  gain on investments                                     0.13        0.84        1.70
Total from investment
  operations                                              0.43        1.22        1.85
Less distributions
From net investment income                               (0.22)      (0.29)      (0.15)
From net realized gain                                      --       (0.44)      (0.26)
                                                         (0.22)      (0.73)      (0.41)
Net asset value, end of period                          $10.21      $10.70      $12.14
Total return 5,6 (%)                                     18.19 7     12.37       17.67 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $1          $4         $11
Ratio of expenses to average net assets (%)               2.35 8      2.35        2.35 8
Ratio of adjusted expenses to average net assets 9 (%)    9.59 8      5.33        2.87 8
Ratio of net investment income to average net assets (%)  4.13 8      3.65        2.78 8
Portfolio turnover (%)                                     482         274         135

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                          10-31-00 1  10-31-01    04-30-02 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.21      $10.70
Net investment income 4                                   0.24        0.39        0.15
Net realized and unrealized
  gain on investments                                     0.19        0.83        1.70
Total from investment
  operations                                              0.43        1.22        1.85
Less distributions
From net investment income                               (0.22)      (0.29)      (0.15)
From net realized gain                                      --       (0.44)      (0.26)
                                                         (0.22)      (0.73)      (0.41)
Net asset value, end of period                          $10.21      $10.70      $12.14
Total return 5,6 (%)                                     18.19 7     12.37       17.67 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     -- 10       $1          $5
Ratio of expenses to average net assets (%)               2.35 8      2.35        2.35 8
Ratio of adjusted expenses to average net assets 9 (%)    9.59 8      5.33        2.87 8
Ratio of net investment income to average net assets (%)  3.40 8      3.55        2.78 8
Portfolio turnover (%)                                     482         274         135

1 Class A, Class B and Class C shares began operations on 9-30-98,
  3-1-00 and 3-1-00, respectively.

2 Effective 10-31-99, the fiscal year end was changed from December 31 to October 31.

3 Semiannual period from 11-1-01 through 04-30-02. Unaudited.

4 Based on the average of the shares outstanding at the end of each month.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Not annualized.

8 Annualized.

9 Does not take into consideration expense reductions during the periods shown.

10 Less than $500,000.


See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Real Estate Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2002, the Fund loaned securities having a market value of $72,720 collateralized by cash in the amount of $74,174. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter, when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.35% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $34,885 for the period ended April 30, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $127,197 with regard to sales of Class A shares. Of this amount, $19,892 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $103,873 was paid as sales commissions to unrelated broker-dealers and $3,432 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $31,217 with regard to sales of Class C shares. Of this amount, $31,195 was paid as sales commissions to unrelated broker-dealers and $22 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2002, CDSCs received by JH Funds amounted to $13,578 for Class B shares and $680 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 100,000 shares of beneficial interest of the Fund on April 30, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                            YEAR ENDED 10-31-01       PERIOD ENDED 4-30-02 1
                            SHARES       AMOUNT      SHARES         AMOUNT
CLASS A SHARES
Sold                       180,870   $1,980,342     570,826     $6,745,789
Distributions reinvested    12,465      127,978       9,152        104,306
Repurchased               (229,904)  (2,441,805)    (32,049)      (372,247)
Net increase (decrease)    (36,569)   ($333,485)    547,929     $6,477,848

CLASS B SHARES
Sold                       324,040   $3,561,149     707,795     $8,286,501
Distributions reinvested     9,708      100,171      13,205        149,540
Repurchased               (127,042)  (1,349,413)   (118,515)    (1,400,704)
Net increase               206,706   $2,311,907     602,485     $7,035,337

CLASS C SHARES
Sold                        97,087   $1,060,451     341,485     $3,988,317
Distributions reinvested     2,705       28,060       4,224         48,235
Repurchased                (37,285)    (419,623)    (14,024)      (164,318)
Net increase                62,507     $668,888     331,685     $3,872,234

NET INCREASE               232,644   $2,647,310   1,482,099    $17,385,419

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $34,575,730 and $18,157,700, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $26,633,738. Gross unrealized appreciation and depreciation of investments aggregated $1,439,319 and $52,087, respectively, resulting in net unrealized appreciation of $1,387,232. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Real Estate Fund.

050SA  4/02
       6/02






John Hancock
Multi Cap
Growth
Fund

SEMI
ANNUAL
REPORT

4.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25


Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation
by investing in
a diversified
portfolio of
growth-oriented
stocks of U.S. and
foreign companies
of any size.

Over the last six months

* After surging in late 2001, the markets were choppy through April 2002, forcing growth stocks to give back most of their gains.

* Consumer and defense-oriented stocks showed strength and helped the Fund lock in positive performance.

* Investors continued to punish troubled telecommunications stocks for business slowdowns and other industry problems.

[Bar chart with heading "John Hancock Multi Cap Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 5.01% total return for Class A. The second bar represents the 4.60% total return for Class B. The third bar represents the 4.60% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.0%   L-3 Communications
 2.7%   Freddie Mac
 2.6%   Walt Disney
 2.6%   Pfizer
 2.5%   Dreyer's Grand Ice Cream
 2.5%   Macromedia
 2.5%   Cendant
 2.4%   Abbott Laboratories
 2.4%   Kimberly-Clark
 2.4%   Johnson & Johnson

As a percentage of net assets on April 30, 2002.



BY ANURAG PANDIT, CFA, AND BERNICE S. BEHAR, CFA, PORTFOLIO MANAGERS

John Hancock
Multi Cap
Growth Fund

MANAGERS'
REPORT

With its mix of good and bad news, the six-month period ending April 30, 2002 left many growth investors feeling confused and frustrated. On one hand, falling interest rates and signs that the economy was beginning to emerge from recession caused the stock market, especially growth stocks, to surge in November and December 2001. Market optimism particularly helped small-cap companies, which are often the first to respond to improved economic conditions.

On the other hand, the new year revealed that corporate profitability was not rebounding as quickly as investors had hoped, and growth stocks took a bumpy path through the first quarter of 2002. Compounding the uncertainty was the Enron debacle, which made investors wary of large companies with complicated financial statements, particularly in the telecommunications sector.

"Growth stocks took a
 bumpy path through the
 first quarter of 2002."

Grappling with all these variables, timid investors ended their brief flirtation with growth stocks and turned back to value stocks in 2002. The broad S&P 500 Index ended the period with only a modest gain, returning 2.31%, while the Russell 1000 Growth Index lost ground, returning -2.13%. Reflecting the strength of small-cap stocks, the Russell 2000 Growth Index returned 10.40% for the six months ending April 30, 2002.

FUND PERFORMANCE

For the six months ended April 30, 2002, the Fund's Class A, Class B and Class C shares posted total returns of 5.01%, 4.60% and 4.60%, respectively, at net asset value. That was better than the average multi-cap growth fund, which returned 1.13% in the same period, according to Lipper, Inc.1 Your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of Anurag Pandit and Bernice Behar flush right next to first paragraph.]

STRATEGY AND POSITIONING

At the beginning of the period, the portfolio was well positioned to take advantage of an economic recovery, with a slight bias toward small-cap names, and an overweighted position in technology and biotechnology. In January, when we realized that earnings growth would be slower to materialize than expected, we trimmed many of our semiconductor, software, telecommunications and biotechnology holdings. This proved to be a timely move, since these sectors were hit especially hard by the volatility in spring 2002. In their place, we added consumer- and defense-related stocks, both of which contributed to the Fund's gains. We also switched to a slight large-cap bias in 2002, since large-cap stocks tend to outperform small-cap stocks in an environment with stable or rising interest rates.

"Consumer-oriented stocks
 were steady performers
 throughout the period."

CONSUMER STOCKS BUOY PERFORMANCE

Consumer-oriented stocks were steady performers throughout the period. Economists' claims that the consumer was already "tapped out" proved untrue, as people continued to open their wallets and buy new products and services. The result was strong performance from our consumer-related stocks across several market sectors. For example, retail stocks such as Nike, Staples and Starbucks -- companies with products that must be replaced frequently -- served us well. In anticipation of a pickup in the travel industry, we owned Cendant, which provides travel and real estate services, as well as The Walt Disney Company. MBNA Corporation and E*TRADE Group were two of our better-performing financial services holdings with consumer exposure.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 22%, the second is Computers 15%, the third Electronics 13%, the fourth Retail 12%, and the fifth
Aerospace 4%.]

OPPORTUNITIES IN TECHNOLOGY

Corporate spending on technology remained virtually non-existent this period, driving tech stocks ever lower. By being selective, however, we did find some great companies in this space. For example, LTX Corp. has benefited from advances in semiconductor manufacturing and has a product that is gaining market share. McDATA Corporation, a provider of open-storage networking solutions, also contributed positively to performance. In addition, we extended the consumer-oriented theme to technology, investing in companies with a consumer focus rather than ones that depend on corporate spending. One example was NVIDIA, which designs, develops and markets graphics processors and related software for personal computers.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-02." The chart is divided into one section (from top to left): Common stocks 100%.]

TELECOM INDUSTRY DETERIORATES

One of the ugliest spots in the market this period was telecommunications, which was overwhelmed with such difficulties as too much leverage on company balance sheets, accounting issues and business slowdowns. We began the period with an underweighted position in telecom, but Fund performance was still negatively affected by such holdings as Time Warner Communications and Airgate PCS. These companies had been considered relatively safe, but even they were not able to escape the industry's problems. We sold them this period, along with most of our remaining telecom holdings.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is L-3 Communications followed by an up arrow with the phrase "Major beneficiary of increased defense spending." The second listing is Time Warner Communications followed by a down arrow with the phrase "Dragged down by sector troubles." The third listing is Macromedia Inc. followed by an up arrow with the phrase "New product cycle gains traction."]

DEFENSE STOCKS BOOSTED

Thanks to the Bush administration's focus on homeland security, defense stocks got a big boost this period. We added positions in defense communications, an area where we see particularly strong growth potential. One of the Fund's best performers was L-3 Communications, which manufactures airport baggage screening technology and other defense electronics. We also held Alliant Techsystems, which specializes in propulsion systems and smart munitions for the U.S. armed forces.

"We believe the market will
 remain volatile until
 investors get a clearer sense
 of how strong -- and quick
 -- the recovery will be."

OUTLOOK

We believe the market will remain volatile until investors get a clearer sense of how strong -- and quick -- the recovery will be. Unfortunately, a meaningful rebound in corporate profits could be further off than investors think. The good news is that we do expect economic growth, however sluggish. Also, interest rates should remain low, which is good for growth stocks.


This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2002

A blended index is
used for comparison. It
combines 50% of the
Russell 1000 Growth
Index and 50% of the
Russell 2000 Growth
Index. The Russell
1000 Growth Index is
an unmanaged capital-
ization-weighted,
price-only index, com-
posed of the largest
capitalized U.S. domi-
ciled companies whose
stock is traded on the
New York Stock
Exchange. The securi-
ties in this index have a
greater-than-average
growth orientation.
The Russell 2000
Growth Index is an
unmanaged index that
contains those securi-
ties from the Russell
2000 Index with a
greater-than-average
growth orientation.

It is not possible to
invest in an index.

                       Class A      Class B      Class C        Index
Inception date         12-1-00      12-1-00      12-1-00           --

Average annual returns with maximum sales charge (POP)
One year               -16.70%      -17.31%      -14.69%      -14.31%
Since inception        -24.20%      -24.17%      -22.50%      -14.26%

Cumulative total returns with maximum sales charge (POP)
Six months              -0.24%       -0.40%        2.56%        4.13%
One year               -16.70%      -17.31%      -14.69%      -14.31%
Since inception        -32.36%      -32.32%      -30.20%      -19.33%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the blended index described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $8,067 as of April 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Multi Cap Growth Fund, before sales charge, and is equal to $7,120 as of April 30, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Multi Cap Growth Fund, after sales charge, and is equal to $6,764 as of April 30, 2002.

                                    Class B      Class C 1
Period beginning                    12-1-00      12-1-00
Without sales charge                 $7,050       $7,050
With maximum sales charge            $6,768       $6,980
Index                                $8,067       $8,067

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule has one main category: common stocks, which are broken down by industry group.


SHARES   ISSUER                                                                       VALUE
COMMON STOCKS 99.50%                                                             $4,293,488
(Cost $4,140,852)

Advertising 1.26%                                                                   $54,389
 1,550   Catalina Marketing Corp.*                                                   54,389

Aerospace 4.37%                                                                     188,670
   850   Alliant Techsystems, Inc.*                                                  91,545
 2,100   DRS Technologies, Inc.*                                                     97,125

Broker Services 2.08%                                                                89,726
11,900   E*TRADE Group, Inc.*                                                        89,726

Computers 14.83%                                                                    640,074
 1,000   Adobe Systems, Inc.                                                         39,960
 7,750   Borland Software Corp.*                                                     84,475
 3,300   Cisco Systems, Inc.*                                                        48,345
 8,900   EarthLink, Inc.*                                                            64,792
 1,750   Intuit, Inc.*                                                               68,565
 4,650   Lawson Software, Inc.*                                                      39,571
 4,850   Macromedia, Inc.*                                                          108,592
 1,400   Microsoft Corp.*                                                            73,164
 7,750   M-Systems Flash Disk Pioneers Ltd.* (Israel)                                67,348
 1,750   Netegrity, Inc.*                                                            13,387
 1,850   WebEx Communications, Inc.*                                                 31,875

Consumer Products -- Misc. 1.64%                                                     70,800
 1,600   Clorox Co. (The)                                                            70,800

Cosmetics & Personal Care 2.41%                                                     104,192
 1,600   Kimberly-Clark Corp.                                                       104,192

Diversified Operations 2.48%                                                        107,112
 5,954   Cendant Corp.*                                                             107,112

Electronics 13.41%                                                                  578,664
 2,750   Alpha Industries, Inc.*                                                     33,687
 2,300   Applied Materials, Inc.*                                                    55,936
 2,200   Cree, Inc.*                                                                 25,938
 2,250   EDO Corp.                                                                   69,638
 1,750   Intel Corp.                                                                 50,067
 1,000   L-3 Communications Holdings, Inc.*                                         127,780
 2,350   LTX Corp.*                                                                  49,843
 1,500   Novellus Systems, Inc.*                                                     71,100
 1,350   Photronics, Inc. *                                                          44,482
 2,700   PRI Automation, Inc.*                                                       50,193

Finance 2.33%                                                                       100,607
 2,838   MBNA Corp.                                                                 100,607

Food 4.18%                                                                          180,167
 2,350   Dreyer's Grand Ice Cream, Inc.                                             109,651
 1,037   Hershey Foods Corp.                                                         70,516

Insurance 4.12%                                                                     177,616
 1,600   Ambac Financial Group, Inc.                                                100,576
 2,400   Prudential Financial, Inc.*                                                 77,040

Manufacturing 1.49%                                                                  64,313
 2,450   Wilson Greatbatch Technologies, Inc.*                                       64,313

Media 3.23%                                                                         139,434
   600   Clear Channel Communications, Inc.*                                         28,170
 4,800   Disney (Walt) Co. (The)                                                    111,264

Medical 21.74%                                                                      938,136
 1,950   Abbott Laboratories                                                        105,203
 1,025   Alcon, Inc.* (Switzerland)                                                  35,260
 1,700   Alkermes, Inc.*                                                             34,238
   950   AmerisourceBergen Corp.                                                     73,625
   700   Genentech, Inc.*                                                            24,850
 1,050   Gilead Sciences, Inc.*                                                      32,676
 1,600   Johnson & Johnson                                                          102,176
 1,450   Lilly (Eli) & Co.                                                           95,773
 1,600   Medtronic, Inc.                                                             71,504
 1,636   Merck & Co., Inc.                                                           88,900
 1,250   NPS Pharmaceuticals, Inc.*                                                  37,262
 3,050   Pfizer, Inc.                                                               110,868
 1,200   Pharmacia Corp.                                                             49,476
 2,150   Renal Care Group, Inc.*                                                     76,325


Mortgage Banking 2.73%                                                              117,630
 1,800   Freddie Mac                                                                117,630

Oil & Gas 3.36%                                                                     144,874
 2,197   ENSCO International, Inc.                                                   74,171
 1,650   Spinnaker Exploration Co.*                                                  70,703

Retail 11.70%                                                                       504,751
 1,850   Bed Bath & Beyond, Inc.*                                                    68,765
 2,150   Duane Reade, Inc.*                                                          68,263
 2,100   Home Depot, Inc. (The)                                                      97,377
 1,100   Kohl's Corp.*                                                               81,070
 4,850   Staples, Inc.*                                                              96,855
 4,050   Starbucks Corp.*                                                            92,421

Schools / Education 0.53%                                                            23,004
   600   Apollo Group, Inc. (Class A)*                                               23,004

Shoes & Related Apparel 1.61%                                                        69,329
 1,300   Nike, Inc. (Class B)                                                        69,329

TOTAL INVESTMENTS 99.50%                                                         $4,293,488

OTHER ASSETS AND LIABILITIES, NET 0.50%                                             $21,548

TOTAL NET ASSETS 100.00%                                                         $4,315,036


* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.


ASSETS
Investments at value (cost $4,140,852)                             $4,293,488
Receivable for investments sold                                        33,258
Interest receivable                                                     1,037
Other assets                                                               83

Total assets                                                        4,327,869

LIABILITIES
Due to custodian                                                        1,883
Payable to affiliates                                                   6,277
Other payables and accrued expenses                                     4,673

Total liabilities                                                      12,833

NET ASSETS
Capital paid-in                                                     5,314,774
Accumulated net realized loss on investments                       (1,169,767)
Net unrealized appreciation of investments                            152,636
Undistributed net investment income                                    17,393

Net assets                                                         $4,315,036

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($2,270,102 [DIV] 318,980 shares)                               $7.12
Class B ($1,061,293 [DIV] 150,555 shares)                               $7.05
Class C ($983,641 [DIV] 139,544 shares)                                 $7.05

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.12 [DIV] 95%)                                             $7.49
Class C ($7.05 [DIV] 99%)                                               $7.12

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends                                           $7,041
Securities lending income                            1,439

Total investment income                              8,480

EXPENSES
Investment management fee                           17,941
Class A distribution and service fee                 4,266
Class B distribution and service fee                 4,983
Class C distribution and service fee                 4,643
Registration and filing fee                         31,756
Custodian fee                                        9,509
Transfer agent fee                                   9,501
Printing                                             5,684
Auditing fee                                         4,959
Federal excise tax                                   1,556
Accounting and legal services fee                      506
Miscellaneous                                          459
Trustees' fee                                          125
Legal fee                                               37

Total expenses                                      95,925
Less expense reductions                            (55,721)

Net expenses                                        40,204

Net investment loss                                (31,724)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                  (575,221)
Change in net unrealized appreciation
  (depreciation) of investments                    671,222

Net realized and unrealized gain                    96,001

Increase in net assets from operations             $64,277

1 Semiannual period from 11-1-01 through 4-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                               PERIOD        PERIOD
                                                ENDED         ENDED
                                             10-31-01 1     4-30-02 2

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                          ($28,931)     ($31,724)
Net realized loss                            (594,546)     (575,221)
Change in net unrealized appreciation
  (depreciation)                             (518,586)      671,222
Increase (decrease) in net assets
  resulting from operations                (1,142,063)       64,277

From fund share transactions                4,529,871       862,951

NET ASSETS
Beginning of period                                --     3,387,808

End of period 3                            $3,387,808    $4,315,036


1 Inception period from 12-1-00 through 10-31-01.

2 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

3 Includes undistributed net investment income of $49,117 and $17,393, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-01 1   4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $6.78
Net investment loss 3                                    (0.05)      (0.04)
Net realized and unrealized gain (loss) on investments   (3.17)       0.38
Total from investment operations                         (3.22)       0.34
Net asset value, end of period                           $6.78       $7.12
Total return 4,5 (%)                                    (32.20) 6     5.01 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $2          $2
Ratio of expenses to average net assets (%)               1.40 7      1.40 7
Ratio of adjusted expenses to average net assets 8 (%)    6.03 7      3.73 7
Ratio of net investment loss to average net assets (%)   (0.80) 7    (1.05) 7
Portfolio turnover (%)                                     106          71

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-01 1   4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $6.74
Net investment loss 3                                    (0.10)      (0.06)
Net realized and unrealized gain (loss) on investments   (3.16)       0.37
Total from investment operations                         (3.26)       0.31
Net asset value, end of period                           $6.74       $7.05
Total return 4,5 (%)                                    (32.60) 6     4.60 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $1          $1
Ratio of expenses to average net assets (%)               2.10 7      2.10 7
Ratio of adjusted expenses to average net assets 8 (%)    6.73 7      4.43 7
Ratio of net investment loss to average net assets (%)   (1.57) 7    (1.75) 7
Portfolio turnover (%)                                     106          71

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-01 1   4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $6.74
Net investment loss 3                                    (0.10)      (0.06)
Net realized and unrealized gain (loss) on investments   (3.16)       0.37
Total from investment operations                         (3.26)       0.31
Net asset value, end of period                           $6.74       $7.05
Total return 4,5 (%)                                    (32.60) 6     4.60 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $1          $1
Ratio of expenses to average net assets (%)               2.10 7      2.08 7
Ratio of adjusted expenses to average net assets 8 (%)    6.72 7      4.41 7
Ratio of net investment loss to average net assets (%)   (1.56) 7    (1.73) 7
Portfolio turnover (%)                                     106          71

1 Class A, Class B and Class C shares began operations on 12-1-00.

2 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Multi Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of April 30, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $557,804 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.10% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $55,721 for the period ended April 30, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $5,666 with regard to sales of Class A shares. Of this amount, $786 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $4,488 was paid as sales commissions to unrelated broker-dealers and $392 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $731 with regard to sales of Class C shares. Of this amount, $717 was paid as sales commissions to unrelated broker-dealers and $14 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2002, CDSCs received by JH Funds amounted to $187 for Class B shares and none for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 200,000 shares of beneficial interest of the Fund on April 30, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                     PERIOD ENDED 10-31-01 1   PERIOD ENDED 4-30-02 2
                      SHARES        AMOUNT      SHARES       AMOUNT
CLASS A SHARES
Sold                 305,542    $2,898,015     317,924   $2,381,352
Repurchased           (9,112)      (73,366)   (295,374)  (2,172,768)
Net increase         296,430    $2,824,649      22,550     $208,584

CLASS B SHARES
Sold                 131,006    $1,074,162     112,572     $839,885
Repurchased          (37,586)     (275,081)    (55,437)    (401,391)
Net increase          93,420      $799,081      57,135     $438,494

CLASS C SHARES
Sold                 125,539    $1,025,039      35,525     $267,212
Repurchased          (14,706)     (118,898)     (6,814)     (51,339)
Net increase         110,833      $906,141      28,711     $215,873

NET INCREASE         500,683    $4,529,871     108,396     $862,951

1 Inception period from 12-1-00 through 10-31-01.

2 Semiannual period from 11-1-01 through 4-30-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $4,104,026 and $3,349,123, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $4,145,777. Gross unrealized appreciation and depreciation of investments aggregated $449,345 and $301,634, respectively, resulting in net unrealized appreciation of $147,711. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

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                                     Charlestown, MA 02129

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Now available: electronic delivery
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This report is for the information of
the shareholders of the John Hancock
Multi Cap Growth Fund.

100SA  4/02
       6/02






John Hancock
500 Index
Fund

SEMI
ANNUAL
REPORT

4.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

For your information
page 33


Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

YOUR FUND
AT A GLANCE

The Fund seeks to
provide invest-
ment results that
correspond to the
total return of the
Standard & Poor's
500 Index.

Over the last six months

* Despite increased market volatility, the S&P 500 Index posted a modest gain for the six-month period.

* Basic materials, retailers and banks posted strong gains.

* Tech and telecom companies were pressured by overcapacity and too much debt.

[Bar chart with heading "John Hancock 500 Index Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 1.98% total return for Class R. A note below the chart reads "Total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

 3.1%   General Electric
 2.8%   Microsoft
 2.7%   Exxon Mobil
 2.5%   Wal-Mart Stores
 2.3%   Pfizer
 2.2%   Citigroup
 2.0%   Johnson & Johnson
 1.9%   Intel
 1.8%   American International Group
 1.4%   IBM

As a percentage of net assets on April 30, 2002.



MANAGER'S
REPORT

BY JAMES D. SCHANTZ, CFA, PORTFOLIO MANAGER

John Hancock
500 Index Fund

Like a pretty frightening roller coaster ride, the stock market ended the six-month period just slightly ahead of where it began, although there were plenty of hair-raising peaks and valleys in between. In a continuation of a recovery that began in late September, stocks posted strong gains in November, fueled by another interest-rate cut from the Federal Reserve -- its tenth of the year -- and mounting hopes for a strong 2002 economic recovery.

"...the stock market
 ended the six-month
 period just slightly ahead
 of where it began..."

Stocks made another decent showing in December as more signs emerged that the economy and stock market may have hit bottom in September. Furthermore, the Federal Reserve continued to play stock market ally, reducing short-term interest rates to their lowest levels in more than 40 years. Bullish comments on earnings from leading companies -- including Intel, GE and IBM -- also buoyed confidence.

Unfortunately, the late 2001 stock rally didn't sustain itself in 2002. Good news on the economy was overwhelmed by worries about earnings, the fundamental underpinnings for higher stock prices. Other concerns included corporate accounting policies and potentially higher interest rates. Even the threat of higher interest rates can be painful for stocks because higher rates can mean higher borrowing costs for companies, and they tend to make bonds more attractive relative to stocks.

April proved to be the cruelest month of all. Despite early hopes that earnings season would provide positive forecasts from business leaders, stocks slumped when a big round of earnings announcements were downbeat. Intel said profit margins were improving, but insisted it didn't see any signs of a broad business upturn, and companies from Pfizer to Microsoft said performance would fall short of expectations.

[A photo of James Schantz flush right next to first paragraph.]

FUND PERFORMANCE

For the six months ended April 30, 2002, John Hancock 500 Index Fund Class R shares had a total return of 1.98% at net asset value, compared with the 2.06% return of the average S&P 500 Index objective fund, according to Lipper, Inc., and the 2.31% of the Standard & Poor's 500 Index. Historical performance information can be found on pages six and seven.

BACK TO BASICS

As they had during much of 2001, so-called Old Economy stocks continued to flex their muscles during the past six months, fueled by investors' increased demand for stocks poised to benefit most from an economic recovery. As a group, basic materials led all other industry groups, with chemical companies like DuPont and Air Products Company and paper and packaging companies such as International Paper and Weyerhauser leading the pack.

"As a group, basic
 materials led all other
 industry groups..."

Consumer staples companies drew a big following during the period, thanks to periodic fears that the economy would remain in the doldrums. Investors typically seek safe haven in these stocks amid market uncertainty, reasoning that even a recession won't disrupt consumer purchases of items like food and toiletries. Procter & Gamble, Coca-Cola, Philip Morris and Anheuser-Busch were among the biggest contributors to the Index's performance during the period. Despite mounting layoffs, consumer spending remained firm, helping companies that chase consumers' discretionary dollars. Discounters such as Wal-Mart Stores, Target and Kohl's posted strong gains, as did home retailers Home Depot and Lowe's.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 14%, the second is Computers 10%, the third Electronics 9%, the fourth Retail 8%, and the fifth Banks--United States 7%.]

Many financial companies also performed well, helped by the fact that short-term interest rates remained low while longer-term rates stayed stubbornly high. That meant that banks could pay customers very little for deposits but could lend money to borrowers at a much higher rate. Some of the chief beneficiaries of this trend were banks such as Bank of America, Wells Fargo, Wachovia and U.S. Bancorp.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-02." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

TELECOM, TECH AND HEALTH CARE HURT

Most telecommunications and technology stocks were drags on the market during the period, troubled by a combination of slack corporate spending and an overcapacity for everything from personal computers to cell-phone computer chips. The telecom sector faced the additional challenge of too much debt, which added to the pain of highly leveraged companies such as WorldCom, SBC Communications, Verizon, AT&T Wireless and QUALCOMM. Among the tech stocks that detracted most from the Index's returns were industry bellwethers IBM, Microsoft, Oracle and Cisco Systems. That said, computer chip-maker Intel was able to buck the trend to become the single largest positive contributor to the Index's performance. Intel and its competitors saw better-than-expected financial results as chip inventories were drawn down.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Intel followed by an up arrow with the phrase "Reduced chip inventories prompt increased production." The second listing is Wal-Mart Stores followed by an up arrow with the phrase "Consumers keep on spending." The third listing is Enron followed by a down arrow with the phrase "Scandal-ridden energy trading company declares bankruptcy."]

"In order for the market to
 gain momentum, earnings
 will have to improve."

Other major detractors were some big drug companies -- such as Bristol-Myers Squibb, Pfizer, Merck and Schering-Plough. They were plagued by concerns about expiring patents on leading drugs and a lack of new products in the pipeline.

Last, but not least, is Enron. The scandal-plagued company lost 95% of its value during the period and ultimately was removed from the Index. Its pain spread throughout the utilities industry, causing major stock price declines for companies such as El Paso, Dynegy, Williams Cos., Calpine, AES, Excel Energy and Reliant Energy.

OUTLOOK

In order for the market to gain momentum, earnings will have to improve. When that happens is anyone's guess. Furthermore, stock prices aren't really that cheap based on current earnings expectations. Fortunately, the Fed seemingly wants to cooperate by keeping interest rates low, and consumers continue to do their part by keeping spending steady. What's needed now is increased spending from businesses. No matter what the direction of the market, the Fund's returns, as always, will be dictated by the performance of the S&P 500 Index; our performance will rise and fall in concert with the underlying Index. Regardless of what direction the market follows, our goal will be to closely track the performance of the S&P 500 Index.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                                                         Class R 1      Index
Inception date                                           8-18-99          --

Average annual returns with maximum sales charge (POP)
One year                                                 -13.22%      -12.62%
Since inception                                           -6.85%       -6.20%

Cumulative total returns with maximum sales charge (POP)
Six months                                                 1.98%        2.31%
One year                                                 -13.22%      -12.62%
Since inception                                          -17.44%      -15.70%

Performance figures assume all distributions are reinvested. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class R shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class R 1 shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $8,430 as of April 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock 500 Index Fund and is equal to $8,256 as of April 30, 2002.

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class R shares, as of April 30, 2002.

1 For certain types of investors as described in the Fund's prospectus for Class R shares.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES   ISSUER                                                                               VALUE
COMMON STOCKS 98.05%                                                                    $24,892,217
(Cost $27,217,072)

Advertising 0.31%                                                                           $78,793
   954   Interpublic Group of Companies, Inc. (The)                                          29,460
   469   Omnicom Group, Inc.                                                                 40,916
   279   TMP Worldwide, Inc.*                                                                 8,417

Aerospace 1.50%                                                                             381,693
 2,115   Boeing Co. (The)                                                                    94,329
   510   General Dynamics Corp.                                                              49,516
   257   Goodrich (B.F.) Co. (The)                                                            8,203
 1,120   Lockheed Martin Corp.                                                               70,448
   279   Northrop Grumman Corp.                                                              33,664
   987   Raytheon Co.                                                                        41,750
 1,194   United Technologies Corp.                                                           83,783

Automobiles/Trucks 0.93%                                                                    235,303
   104   Cummins Engine Co., Inc.                                                             4,425
   375   Dana Corp.                                                                           7,598
 1,415   Delphi Corp.                                                                        22,003
   175   Eaton Corp.                                                                         14,807
 4,574   Ford Motor Co.                                                                      73,184
 1,403   General Motors Corp.                                                                90,002
   194   PACCAR, Inc.                                                                        13,865
   153   Ryder System, Inc.                                                                   4,339
   329   Visteon Corp.                                                                        5,080

Banks -- United States 7.12%                                                              1,807,789
   920   AmSouth Bancorp.                                                                    20,893
 3,974   Bank of America Corp.                                                              288,036
 1,860   Bank of New York Co., Inc. (The)                                                    68,057
 2,947   Bank One Corp.                                                                     120,444
 1,164   BB&T Corp.                                                                          44,325
   450   Comerica, Inc.                                                                      28,283
 1,473   Fifth Third Bancorp                                                                101,033
 2,636   FleetBoston Financial Corp.                                                         93,051
   634   Huntington Bancshares, Inc.                                                         12,864
 4,983   J.P. Morgan Chase & Co.                                                            174,903
 1,070   KeyCorp                                                                             30,078
   270   Marshall & Ilsley Corp.                                                             17,186
 1,115   Mellon Financial Corp.                                                              42,102
 1,534   National City Corp.                                                                 47,861
   561   Northern Trust Corp.                                                                29,800
   727   PNC Bank Corp.                                                                      40,094
   574   Regions Financial Corp.                                                             20,130
   875   SouthTrust Corp.                                                                    23,345
   820   State Street Corp.                                                                  41,910
   729   SunTrust Banks, Inc.                                                                49,557
   736   Synovus Financial Corp.                                                             19,901
   347   Union Planters Corp.                                                                17,388
 4,820   U.S. Bancorp                                                                       114,234
 3,437   Wachovia Corp.                                                                     130,743
 4,282   Wells Fargo & Co.                                                                  219,024
   232   Zions Bancorp.                                                                      12,547

Beverages 2.99%                                                                             758,364
 2,233   Anheuser-Busch Cos., Inc.                                                          118,349
   172   Brown-Forman Corp.                                                                  13,523
 6,276   Coca-Cola Co. (The)                                                                348,381
 1,123   Coca-Cola Enterprises, Inc.                                                         22,033
    91   Coors (Adolph) Co. (Class B)                                                         6,083
   721   Pepsi Bottling Group, Inc. (The)                                                    20,649
 4,419   PepsiCo, Inc.                                                                      229,346

Broker Services 0.36%                                                                        91,330
   252   Bear Stearns Cos., Inc.                                                             15,609
   617   Lehman Brothers Holdings, Inc.                                                      36,403
 3,452   Schwab (Charles) Corp. (The)                                                        39,318

Building 0.49%                                                                              123,826
   202   Black & Decker Corp. (The)                                                           9,833
   155   Centex Corp.                                                                         8,727
   580   Georgia-Pacific Corp.                                                               16,808
   127   KB Home                                                                              6,331
   264   Louisiana-Pacific Corp.                                                              3,089
 1,159   Masco Corp.                                                                         32,568
   152   Pulte Homes, Inc.                                                                    8,086
   390   Sherwin-Williams Co.                                                                11,985
   146   Snap-on, Inc.                                                                        4,625
   215   Stanley Works (The)                                                                  9,993
   256   Vulcan Materials Co.                                                                11,781

Business Services -- Misc. 0.41%                                                            104,648
   461   Block, H&R, Inc.                                                                    18,495
   435   Convergys Corp.*                                                                    12,036
   366   Equifax, Inc.                                                                        9,999
   394   Moody's Corp.                                                                       17,171
   946   Paychex, Inc.                                                                       35,314
   443   Robert Half International, Inc.*                                                    11,633

Chemicals 0.84%                                                                             214,296
   574   Air Products & Chemicals, Inc.                                                      27,581
 2,278   Dow Chemical Co. (The)                                                              72,440
   195   Eastman Chemical Co.                                                                 8,600
   323   Ecolab, Inc.                                                                        14,183
   328   Engelhard Corp.                                                                      9,978
   127   Great Lakes Chemical Corp.                                                           3,269
   274   Hercules, Inc.                                                                       3,343
   426   PPG Industries, Inc.                                                                22,284
   406   Praxair, Inc.                                                                       23,183
   557   Rohm & Haas Co.                                                                     20,670
   185   Sigma-Aldrich Corp.                                                                  8,765

Computers 9.93%                                                                           2,520,468
   599   Adobe Systems, Inc.                                                                 23,936
   893   Apple Computer, Inc. *                                                              21,673
   276   Autodesk, Inc.                                                                       5,076
 1,567   Automatic Data Processing, Inc.                                                     79,666
   613   BMC Software, Inc.*                                                                  8,864
18,526   Cisco Systems, Inc.*                                                               271,406
   474   Citrix Systems, Inc.*                                                                5,498
 4,304   Compaq Computer Corp.                                                               43,686
 1,458   Computer Associates International, Inc.                                             27,119
   432   Computer Sciences Corp.*                                                            19,375
   943   Compuware Corp.*                                                                     7,393
 6,585   Dell Computer Corp.*                                                               173,449
 1,214   Electronic Data Systems Corp.                                                       65,872
 5,596   EMC Corp.*                                                                          51,147
   964   First Data Corp.                                                                    76,628
   481   Fiserv, Inc.*                                                                       21,385
   818   Gateway, Inc.*                                                                       4,483
 4,903   Hewlett-Packard Co.                                                                 83,841
   746   IMS Health, Inc.                                                                    15,375
 4,351   International Business Machines Corp.                                              364,440
   537   Intuit, Inc.*                                                                       21,040
   328   Lexmark International, Inc.*                                                        19,608
   209   Mercury Interactive Corp.*                                                           7,789
13,677   Microsoft Corp.*                                                                   714,760
   245   NCR Corp.                                                                            9,521
   843   Network Appliance, Inc.*                                                            14,710
   916   Novell, Inc.*                                                                        3,389
   365   NVIDIA Corp.*                                                                       12,706
13,884   Oracle Corp.*                                                                      139,395
 1,459   Palm, Inc.*                                                                          4,625
   657   Parametric Technology Corp.*                                                         2,654
   765   PeopleSoft, Inc.*                                                                   17,725
   491   Rational Software Corp.*                                                             7,154
   361   Sabre Holdings Corp.*                                                               16,787
   319   Sapient Corp.*                                                                       1,557
 1,168   Siebel Systems, Inc.*                                                               28,254
 8,205   Sun Microsystems, Inc.*                                                             67,117
   815   Unisys Corp.*                                                                       11,003
 1,012   VERITAS Software Corp.*                                                             28,680
 1,469   Yahoo! Inc.*                                                                        21,682

Consumer Products -- Misc. 0.01%                                                              2,858
   161   American Greetings Corp. (Class A)                                                   2,858

Containers 0.13%                                                                             31,376
   138   Ball Corp.                                                                           6,562
   133   Bemis Co., Inc.                                                                      7,080
   402   Pactiv Corp.*                                                                        8,309
   211   Sealed Air Corp.*                                                                    9,425

Cosmetics & Personal Care 0.57%                                                             143,505
   145   Alberto Culver Co. (Class B)                                                         7,913
   597   Avon Products, Inc.                                                                 33,342
 2,665   Gillette Co. (The)                                                                  94,554
   239   International Flavors & Fragrances, Inc.                                             7,696

Diversified Operations 2.49%                                                                630,764
   990   3M Co.                                                                             124,542
 2,479   Cendant Corp.*                                                                      44,597
   151   Crane Co.                                                                            4,165
 2,589   Du Pont (E.I.) de Nemours & Co.                                                    115,211
   375   Fortune Brands, Inc.                                                                19,598
 2,054   Honeywell International, Inc.                                                       75,341
   770   Illinois Tool Works, Inc.                                                           55,517
   223   ITT Industries, Inc.                                                                15,579
   221   Johnson Controls, Inc.                                                              19,061
   484   Loews Corp.                                                                         29,016
   357   Textron, Inc.                                                                       17,557
   319   TRW, Inc.                                                                           17,555
 5,042   Tyco International Ltd.                                                             93,025

Electronics 8.52%                                                                         2,161,416
   858   Advanced Micro Devices, Inc.*                                                        9,592
 1,171   Agilent Technologies, Inc.*                                                         35,189
   973   Altera Corp.*                                                                       20,005
   494   American Power Conversion Corp.*                                                     6,348
   921   Analog Devices, Inc.*                                                               34,040
 4,142   Applied Materials, Inc.*                                                           100,733
   756   Applied Micro Circuits Corp.*                                                        5,103
   663   Broadcom Corp. (Class A)*                                                           22,874
   646   Conexant Systems, Inc.*                                                              6,589
 1,063   Emerson Electric Co.                                                                56,754
25,095   General Electric Co.                                                               791,747
   236   Grainger (W.W.), Inc.                                                               13,233
16,953   Intel Corp.                                                                        485,025
   498   Jabil Circuit, Inc.*                                                                10,164
   472   KLA-Tencor Corp.*                                                                   27,834
   802   Linear Technology Corp.                                                             31,166
   927   LSI Logic Corp.*                                                                    11,912
   823   Maxim Integrated Products, Inc.*                                                    40,985
 1,516   Micron Technology, Inc.*                                                            35,929
   491   Molex, Inc.                                                                         16,507
 5,622   Motorola, Inc.                                                                      86,579
   449   National Semiconductor Corp.*                                                       14,152
   362   Novellus Systems, Inc.*                                                             17,159
   296   Parker-Hannifin Corp.                                                               14,785
   310   PerkinElmer, Inc.                                                                    3,968
   417   PMC-Sierra, Inc.*                                                                    6,489
   199   Power-One, Inc.*                                                                     1,664
   235   QLogic Corp.*                                                                       10,742
   464   Rockwell Collins, Inc.                                                              11,052
   466   Rockwell International Corp.                                                        10,005
 1,321   Sanmina Corp.*                                                                      13,738
 2,073   Solectron Corp.*                                                                    15,133
   232   Tektronix, Inc.*                                                                     5,104
   456   Teradyne, Inc.*                                                                     15,025
 4,385   Texas Instruments, Inc.                                                            135,628
   147   Thomas & Betts Corp.                                                                 3,455
   506   Vitesse Semiconductor Corp.*                                                         3,026
   847   Xilinx, Inc.*                                                                       31,983

Energy 0.03%                                                                                  8,481
   771   Calpine Corp.*                                                                       8,481

Engineering 0.03%                                                                             8,349
   202   Fluor Corp.                                                                          8,349

Fiber Optics 0.08%                                                                           21,095
   830   CIENA Corp.*                                                                         6,217
 3,428   JDS Uniphase Corp.*                                                                 14,878

Finance 5.41%                                                                             1,373,477
 3,370   American Express Co.                                                               138,204
   543   Capital One Financial Corp.                                                         32,520
   568   Charter One Financial, Inc.                                                         20,096
12,994   Citigroup, Inc.                                                                    562,640
 1,284   Concord EFS, Inc.*                                                                  41,846
   660   Franklin Resources, Inc.                                                            27,654
   398   Golden West Financial Corp.                                                         27,219
 1,156   Household International, Inc.                                                       67,383
 2,151   MBNA Corp.                                                                          76,253
 2,127   Merrill Lynch & Co., Inc.                                                           89,206
 2,782   Morgan Stanley Dean Witter & Co.                                                   132,757
   311   Price (T. Rowe) Group, Inc.                                                         10,907
   718   Providian Financial Corp.                                                            5,098
   559   Stilwell Financial, Inc.                                                            11,940
   396   USA Education, Inc.                                                                 37,957
 2,433   Washington Mutual, Inc.                                                             91,797

Food 1.53%                                                                                  388,492
 1,653   Archer Daniels Midland Co.                                                          21,935
 1,035   Campbell Soup Co.                                                                   28,576
 1,357   ConAgra Foods, Inc.                                                                 33,247
   923   General Mills, Inc.                                                                 40,658
   884   Heinz (H.J.) Co.                                                                    37,119
   343   Hershey Foods Corp.                                                                 23,324
 1,027   Kellogg Co.                                                                         36,890
 1,984   Sara Lee Corp.                                                                      42,021
 1,444   Unilever NV, American Depositary Receipts (ADR) (Netherlands)                       93,427
   569   Wrigley (W.M.) Jr. Co.                                                              31,295

Furniture 0.05%                                                                              13,045
   496   Leggett & Platt, Inc.                                                               13,045

Household 0.18%                                                                              46,159
   194   Maytag Corp.                                                                         8,953
   674   Newell Rubbermaid, Inc.                                                             21,164
   147   Tupperware Corp.                                                                     3,375
   169   Whirlpool Corp.                                                                     12,667

Instruments -- Scientific 0.12%                                                              31,407
   537   Applera Corp. -- Applied Biosystems Group                                            9,193
   121   Millipore Corp.                                                                      4,834
   449   Thermo Electron Corp.*                                                               8,486
   330   Waters Corp.*                                                                        8,894

Insurance 4.59%                                                                           1,165,781
   655   ACE, Ltd.                                                                           28,506
   366   Aetna, Inc.*                                                                        17,422
 1,319   AFLAC, Inc.                                                                         39,438
 1,801   Allstate Corp. (The)                                                                71,572
   267   Ambac Financial Group, Inc.                                                         16,784
 6,598   American International Group, Inc.                                                 456,054
   680   Aon Corp.                                                                           24,296
   429   Chubb Corp. (The)                                                                   32,904
   365   CIGNA Corp.                                                                         39,785
   408   Cincinnati Financial Corp.                                                          19,119
   871   Conseco, Inc.                                                                        3,249
   619   Hartford Financial Services Group, Inc. (The)                                       42,897
   380   Jefferson Pilot Corp.                                                               19,030
   754   John Hancock Financial Services, Inc.**                                             29,104
   478   Lincoln National Corp.                                                              22,896
   694   Marsh & McLennan Cos., Inc.                                                         70,150
   375   MBIA, Inc.                                                                          20,224
 1,831   MetLife, Inc.                                                                       62,510
   271   MGIC Investment Corp.                                                               19,339
   555   Progressive Corp.                                                                   31,913
   323   SAFECO Corp.                                                                        10,788
   524   St. Paul Cos., Inc.                                                                 26,100
   314   Torchmark Corp.                                                                     12,839
   611   UnumProvident Corp.                                                                 17,255
   335   XL Capital Ltd. (Class A) (Bermuda)                                                 31,607

Leisure 1.41%                                                                               357,755
   222   Brunswick Corp.                                                                      6,258
 1,481   Carnival Corp. (Class A)                                                            49,332
 5,151   Disney (Walt) Co. (The)                                                            119,400
   737   Eastman Kodak Co.                                                                   23,739
   765   Harley-Davidson, Inc.                                                               40,537
   283   Harrah's Entertainment, Inc.*                                                       13,912
   436   Hasbro, Inc.                                                                         6,967
   933   Hilton Hotels Corp.                                                                 15,264
   226   International Game Technology*                                                      14,227
   609   Marriott International, Inc. (Class A)                                              26,759
 1,090   Mattel, Inc.                                                                        22,498
   499   Starwood Hotels & Resorts Worldwide, Inc.                                           18,862

Linens & Related Supplies 0.09%                                                              22,209
   429   Cintas Corp.                                                                        22,209

Machinery 0.49%                                                                             124,805
   867   Caterpillar Tractor, Inc.                                                           47,356
   236   Cooper Industries, Inc.                                                             10,337
   600   Deere & Co.                                                                         26,856
   512   Dover Corp.                                                                         19,077
   424   Ingersoll-Rand Co. (Class A)                                                        21,179

Manufacturing 0.11%                                                                          26,914
   376   Danaher Corp.                                                                       26,914

Media 2.92%                                                                                 741,945
11,180   AOL Time Warner, Inc.*                                                             212,644
 1,509   Clear Channel Communications, Inc.*                                                 70,848
 2,387   Comcast Corp. (Class A)*                                                            63,852
   213   Dow Jones & Co., Inc.                                                               11,581
   669   Gannett Co., Inc.                                                                   49,038
   212   Knight-Ridder, Inc.                                                                 14,204
   489   McGraw-Hill Cos., Inc. (The)                                                        31,291
   125   Meredith Corp.                                                                       5,352
   381   New York Times Co. (Class A)                                                        17,739
   752   Tribune Co.                                                                         33,216
   531   Univision Communications, Inc. (Class A)*                                           21,219
 4,479   Viacom, Inc. (Class B)*                                                            210,961

Medical 13.71%                                                                            3,481,581
 3,932   Abbott Laboratories                                                                212,131
   331   Allergan, Inc.                                                                      21,816
   262   AmerisourceBergen Corp.                                                             20,305
 2,646   Amgen, Inc.*                                                                       139,920
   129   Bard (C.R.), Inc.                                                                    7,087
   135   Bausch & Lomb, Inc.                                                                  4,856
 1,491   Baxter International, Inc.                                                          84,838
   653   Becton, Dickinson & Co.                                                             24,272
   374   Biogen, Inc.*                                                                       16,258
   682   Biomet, Inc.                                                                        19,253
 1,019   Boston Scientific Corp.*                                                            25,393
 4,887   Bristol-Myers Squibb Co.                                                           140,746
 1,135   Cardinal Health, Inc.                                                               78,599
   479   Chiron Corp. *                                                                      19,385
   451   Forest Laboratories, Inc.*                                                          34,790
   536   Genzyme Corp.*                                                                      21,944
   770   Guidant Corp.*                                                                      28,952
 1,301   HCA, Inc.                                                                           62,175
   611   Health Management Associates, Inc. (Class A)*                                       13,039
   991   HealthSouth Corp.*                                                                  14,964
   426   Humana, Inc.*                                                                        6,965
 1,376   Immunex Corp.*                                                                      37,345
 7,747   Johnson & Johnson                                                                  494,723
   620   King Pharmaceuticals, Inc.*                                                         19,431
 2,839   Lilly (Eli) & Co.                                                                  187,516
   259   Manor Care, Inc.*                                                                    6,641
   726   McKesson Corp.                                                                      29,323
   625   MedImmune, Inc.*                                                                    20,875
 3,058   Medtronic, Inc.                                                                    136,662
 5,745   Merck & Co., Inc.                                                                  312,183
   308   Pall Corp.                                                                           6,406
15,878   Pfizer, Inc.                                                                       577,165
 3,277   Pharmacia Corp.                                                                    135,111
   302   Quintiles Transnational Corp.*                                                       4,288
 3,698   Schering-Plough Corp.                                                              100,955
   220   St. Jude Medical, Inc.*                                                             18,306
   497   Stryker Corp.                                                                       26,594
   822   Tenet Healthcare Corp.*                                                             60,310
   787   UnitedHealth Group, Inc.                                                            69,106
   269   Watson Pharmaceutical, Inc.*                                                         6,617
   365   WellPoint Health Networks, Inc.*                                                    27,404
 3,332   Wyeth                                                                              189,924
   490   Zimmer Holdings, Inc.*                                                              17,008

Metal 0.76%                                                                                 193,677
   811   Alcan, Inc. (Canada)                                                                29,707
 2,141   Alcoa, Inc.                                                                         72,858
 1,354   Barrick Gold Corp. (Canada)                                                         27,175
   364   Freeport-McMoran Copper & Gold, Inc. (Class B)*                                      6,465
   460   Inco, Ltd. (Canada)*                                                                 9,214
   989   Newmont Mining Corp.                                                                28,196
   199   Phelps Dodge Corp.                                                                   7,124
   829   Placer Dome, Inc. (Canada)                                                           9,741
   216   Worthington Industries, Inc.                                                         3,197


Mortgage Banking 1.29%                                                                      328,375
   310   Countrywide Credit Industries, Inc.                                                 14,480
 2,523   Fannie Mae                                                                         199,140
 1,756   Freddie Mac                                                                        114,755

Office 0.26%                                                                                 67,137
   277   Avery Dennison Corp.                                                                17,742
   168   Deluxe Corp.                                                                         7,372
   616   Pitney Bowes, Inc.                                                                  25,934
 1,818   Xerox Corp.                                                                         16,089

Oil & Gas 7.04%                                                                           1,786,372
   224   Amerada Hess Corp.                                                                  17,221
   628   Anadarko Petroleum Corp.                                                            33,799
   346   Apache Corp.                                                                        20,182
   175   Ashland, Inc.                                                                        7,145
   848   Baker Hughes, Inc.                                                                  31,953
   507   Burlington Resources, Inc.                                                          22,526
 2,694   ChevronTexaco Corp.                                                                233,597
 1,581   Conoco, Inc. (Class B)                                                              44,347
   392   Devon Energy Corp.                                                                  19,330
 1,289   El Paso Corp.                                                                       51,560
   292   EOG Resources, Inc.                                                                 12,425
17,277   Exxon Mobil Corp.                                                                  694,017
 1,084   Halliburton Co.                                                                     18,417
   253   Kerr-McGee Corp.                                                                    15,129
   781   Marathon Oil Corp.                                                                  22,696
   156   McDermott International, Inc.                                                        2,491
   356   Nabors Industries, Inc.*                                                            16,216
   334   Noble Drilling Corp.*                                                               14,479
   944   Occidental Petroleum Corp.                                                          27,140
   963   Phillips Petroleum Co.                                                              57,597
   237   Rowan Cos., Inc.*                                                                    6,015
 5,365   Royal Dutch Petroleum Co. (ADR) (Netherlands)                                      280,375
 1,455   Schlumberger Ltd.                                                                   79,661
   191   Sunoco, Inc.                                                                         6,567
   805   Transocean Sedco Forex, Inc.                                                        28,578
   616   Unocal Corp.                                                                        22,909

Paper & Paper Products 0.77%                                                                196,248
   147   Boise Cascade Corp.                                                                  4,979
 1,217   International Paper Co.                                                             50,420
 1,326   Kimberly-Clark Corp.                                                                86,349
   502   MeadWestvaco Corp.                                                                  14,739
   125   Temple-Inland, Inc.                                                                  6,618
   556   Weyerhauser Co.                                                                     33,143

Pollution Control 0.19%                                                                      47,809
   497   Allied Waste Industries, Inc.*                                                       6,034
 1,586   Waste Management, Inc.                                                              41,775

Printing -- Commercial 0.04%                                                                  9,109
   285   Donnelley (R.R.) & Sons Co.                                                          9,109

Real Estate Investment Trusts 0.25%                                                          63,273
 1,046   Equity Office Properties Trust                                                      29,947
   684   Equity Residential Properties Trust                                                 19,289
   461   Plum Creek Timber Co., Inc.                                                         14,037

Retail 8.31%                                                                              2,109,754
 1,026   Albertson's, Inc.                                                                   34,412
   270   AutoZone, Inc.*                                                                     20,520
   734   Bed Bath & Beyond, Inc.*                                                            27,283
   535   Best Buy Co., Inc.*                                                                 39,777
   289   Big Lots, Inc.*                                                                      4,468
   527   Circuit City Stores -- Circuit City Group                                           11,362
 1,143   Costco Wholesale Corp.*                                                             45,949
   987   CVS Corp.                                                                           33,045
   296   Darden Restaurants, Inc.                                                            11,810
   211   Dillard's, Inc.                                                                      5,167
   840   Dollar General Corp.                                                                13,230
   435   Family Dollar Stores, Inc.                                                          15,051
   484   Federated Department Stores, Inc. *                                                 19,229
 2,184   Gap, Inc. (The)                                                                     30,816
   439   Genuine Parts Co.                                                                   15,150
 5,919   Home Depot, Inc. (The)                                                             274,464
   846   Kohl's Corp.*                                                                       62,350
 2,022   Kroger Co.*                                                                         46,041
 1,306   Limited, Inc. (The)                                                                 25,023
 1,956   Lowe's Cos., Inc.                                                                   82,719
   740   May Department Stores Co. (The)                                                     25,663
 3,247   McDonald's Corp.                                                                    92,215
   339   Nordstrom, Inc.                                                                      7,953
   775   Office Depot, Inc.*                                                                 14,834
   666   Penney (J. C.) Co., Inc.                                                            14,479
   453   RadioShack Corp.                                                                    14,134
   149   Reebok International Ltd.*                                                           4,120
 1,268   Safeway, Inc.*                                                                      53,193
   815   Sears, Roebuck & Co.                                                                42,991
 1,166   Staples, Inc.*                                                                      23,285
   966   Starbucks Corp.*                                                                    22,044
   334   SUPERVALU, Inc.                                                                     10,020
 1,680   SYSCO Corp.                                                                         48,737
 2,280   Target Corp.                                                                        99,522
   366   Tiffany & Co.                                                                       14,549
   689   TJX Cos., Inc.                                                                      30,027
   497   Toys R Us, Inc.*                                                                     8,583
   368   Tricon Global Restaurants, Inc.*                                                    23,206
 2,581   Walgreen Co.                                                                        97,484
11,257   Wal-Mart Stores, Inc.                                                              628,816
   264   Wendy's International, Inc.                                                          9,874
   355   Winn-Dixie Stores, Inc.                                                              6,159


Rubber -- Tires & Misc. 0.05%                                                                13,705
   183   Cooper Tire & Rubber Co.                                                             4,538
   412   Goodyear Tire & Rubber Co. (The)                                                     9,167

Shoes & Related Apparel 0.14%                                                                36,104
   677   Nike, Inc. (Class B)                                                                36,104

Soap & Cleaning Preparations 1.56%                                                          395,373
   588   Clorox Co.                                                                          26,019
 1,393   Colgate-Palmolive Co.                                                               73,843
 3,274   Procter & Gamble Co. (The)                                                         295,511

Steel 0.08%                                                                                  18,942
   203   Allegheny Technologies, Inc.                                                         3,427
   196   Nucor Corp.                                                                         11,456
   225   United States Steel Corp.                                                            4,059

Telecommunications 3.03%                                                                    769,734
 2,005   ADC Telecommunications, Inc.*                                                        7,799
   206   Andrew Corp.*                                                                        3,418
 8,936   AT&T Corp.                                                                         117,240
 6,826   AT&T Wireless Services, Inc.*                                                       61,093
   909   Avaya, Inc.*                                                                         5,581
   356   CenturyTel, Inc.                                                                     9,861
   707   Citizens Communications Co.*                                                         6,554
   470   Comverse Technology, Inc.*                                                           5,654
 2,387   Corning, Inc.                                                                       15,969
 8,646   Lucent Technologies, Inc.                                                           39,772
 2,016   Nextel Communications, Inc. (Class A)*                                              11,108
 8,094   Nortel Networks Corp. (Canada)*                                                     27,520
 1,938   QUALCOMM, Inc.*                                                                     58,450
 4,205   Qwest Communications International, Inc.*                                           21,151
   395   Scientific-Atlanta, Inc.                                                             7,900
 2,242   Sprint Corp.                                                                        35,536
 2,497   Sprint PCS*                                                                         27,991
   577   Symbol Technologies, Inc.                                                            4,881
 1,036   Tellabs, Inc.*                                                                       8,796
 6,856   Verizon Communications, Inc.                                                       274,994
 7,449   WorldCom, Inc. -- WorldCom Group*                                                   18,466

Textile 0.13%                                                                                32,926
   317   Jones Apparel Group, Inc.*                                                          12,347
   266   Liz Claiborne, Inc.                                                                  8,323
   280   VF Corp.                                                                            12,256

Tobacco 1.24%                                                                               314,756
 5,472   Philip Morris Cos., Inc.                                                           297,841
   425   UST, Inc.                                                                           16,915

Transport 0.79%                                                                             200,919
   391   AMR Corp.*                                                                           8,395
   971   Burlington Northern Santa Fe Corp.                                                  26,693
   540   CSX Corp.                                                                           19,532
   311   Delta Air Lines, Inc.                                                                8,618
   754   FedEx Corp.*                                                                        38,959
   151   Navistar International Corp. *                                                       6,025
   976   Norfolk Southern Corp.                                                              20,916
 1,937   Southwest Airlines Co.                                                              35,273
   627   Union Pacific Corp.                                                                 35,614
   172   US Airways Group, Inc.*                                                                894

Utilities 4.77%                                                                           1,210,080
 1,346   AES Corp. (The)*                                                                    10,795
   316   Allegheny Energy, Inc.                                                              13,247
   785   ALLTEL Corp.                                                                        38,858
   348   Ameren Corp.                                                                        14,532
   814   American Electric Power Co., Inc.                                                   37,281
 4,744   BellSouth Corp.                                                                    143,980
   420   Cinergy Corp.                                                                       14,923
   336   CMS Energy Corp.                                                                     6,505
   536   Consolidated Edison, Inc.                                                           23,364
   413   Constellation Energy Group, Inc.                                                    13,183
   664   Dominion Resources, Inc.                                                            44,103
   411   DTE Energy Co.                                                                      18,635
 2,086   Duke Energy Corp.                                                                   79,956
   739   Dynegy, Inc. (Class A)                                                              13,302
   823   Edison International                                                                14,937
   558   Entergy Corp.                                                                       25,891
   810   Exelon Corp.                                                                        43,983
   752   FirstEnergy Corp.                                                                   25,042
   444   FPL Group, Inc.                                                                     28,190
   351   KeySpan Corp.                                                                       12,390
   312   Kinder Morgan, Inc.                                                                 15,104
 1,012   Mirant Corp.*                                                                       12,225
   112   NICOR, Inc.                                                                          5,239
   524   NiSource, Inc.                                                                      11,580
    90   Peoples Energy Corp.                                                                 3,510
   980   PG&E Corp.                                                                          23,030
   214   Pinnacle West Capital Corp.                                                          9,377
   370   PPL Corp.                                                                           14,101
   552   Progress Energy, Inc.                                                               28,643
   520   Public Service Enterprise Group, Inc.                                               24,102
   753   Reliant Energy, Inc.                                                                19,111
 8,466   SBC Communications, Inc.                                                           262,954
   523   Sempra Energy                                                                       13,373
 1,756   Southern Co.                                                                        49,783
   353   TECO Energy, Inc.                                                                    9,828
   670   TXU Corp.                                                                           36,461
 1,303   Williams Cos., Inc. (The)                                                           24,887
   931   Xcel Energy, Inc.                                                                   23,675

                                                           INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                             RATE     (000s OMITTED)        VALUE
SHORT-TERM INVESTMENTS 2.30%                                                               $583,000
(Cost $583,000)

Joint Repurchase Agreement 2.30%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 04-30-02,
due 05-01-02 (Secured by U.S. Treasury Inflation
Indexed Notes 3.875% due 01-15-09 and
3.500% due 01-15-11)                                           1.88%           $583         583,000

TOTAL INVESTMENTS 100.35%                                                               $25,475,217

OTHER ASSETS AND LIABILITIES, NET (0.35%)                                                  ($87,244)

TOTAL NET ASSETS 100.00%                                                                $25,387,973

NOTES TO THE SCHEDULE OF INVESTMENTS

 * Non-income producing security.

** Issuer is an affiliate of John Hancock Advisers, LLC.

   Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
per share.

ASSETS
Investments at value (cost $27,800,072)                           $25,475,217
Cash                                                                      404
Cash segregated for futures contracts                                  47,250
Dividends and interest receivable                                      20,180
Receivable for futures variation margin                                 9,225
Other assets                                                            2,014

Total assets                                                       25,554,290

LIABILITIES
Payable to affiliates                                                 101,220
Other payables and accrued expenses                                    65,097

Total liabilities                                                     166,317

NET ASSETS
Capital paid-in                                                    33,801,579
Accumulated net realized loss on investments
  and financial futures contracts                                  (6,146,989)
Net unrealized depreciation of investments
  and financial futures contracts                                  (2,356,226)
Undistributed net investment income                                    89,609

Net assets                                                        $25,387,973

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding,
Class R ($25,387,973 [DIV] 3,154,150)                                   $8.05

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $176)                 $192,702
Interest (including securities lending income of $217)                 11,678

Total investment income                                               204,380

EXPENSES
Investment management fee                                              51,563
Distribution and service fee                                           36,831
Registration and filing fee                                            13,169
Auditing fee                                                            9,075
Transfer agent fee                                                      8,628
Miscellaneous                                                           6,261
Printing                                                                3,656
Custodian fee                                                           3,647
Accounting and legal services fee                                       3,119
Trustees' fee                                                             716
Legal fee                                                                 203

Total expenses                                                        136,868
Less expense reductions                                               (77,939)

Net expenses                                                           58,929

Net investment income                                                 145,451

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                        (1,014,719)
Financial futures contracts                                            96,708
Change in unrealized appreciation (depreciation) of
Investments                                                         1,519,759
Financial futures contracts                                           (47,793)

Net realized and unrealized gain                                      553,955

Increase in net assets from operations                               $699,406

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-01          4-30-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $397,491         $145,451
Net realized loss                               (3,948,554)        (918,011)
Change in net unrealized
  appreciation (depreciation)                   (7,637,791)       1,471,966

Increase (decrease) in net assets
  resulting from operations                    (11,188,854)         699,406

Distributions to shareholders
From net investment income                        (423,987)        (364,079)
                                                  (423,987)        (364,079)

From fund share transactions                   (12,348,185)      (2,818,834)

NET ASSETS
Beginning of period                             51,832,506       27,871,480

End of period 2                                $27,871,480      $25,387,973


1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Includes undistributed net investment income of $308,237 and $89,609, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS R SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-99 1  10-31-00    10-31-01     4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.24      $10.78       $7.99
Net investment income 3                                   0.02        0.10        0.09        0.04
Net realized and unrealized
  gain (loss) on investments                              0.22        0.49       (2.79)       0.12
Total from
  investment operations                                   0.24        0.59       (2.70)       0.16
Less distributions
From net investment income                                  --       (0.04)      (0.09)      (0.10)
From net realized gain                                      --       (0.01)         --          --
                                                            --       (0.05)      (0.09)      (0.10)
Net asset value,
  end of period                                         $10.24      $10.78       $7.99       $8.05
Total return 4,5 (%)                                      2.40 6      5.77      (25.25)       1.98 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $36         $52         $28         $25
Ratio of expenses
  to average net assets (%)                               0.40 7      0.40        0.40        0.40 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             1.55 7      1.14        1.49        0.93 7
Ratio of net investment income
  to average net assets (%)                               1.03 7      0.89        0.96        0.99 7
Portfolio turnover (%)                                       1          17          17           5

1 The Fund began operations on 8-18-99.

2 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock 500 Index Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Index (the "S&P 500 Index").

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. No Class A, B or C shares were issued as of April 30, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on April 30, 2002.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had the following open financial futures contracts at April 30, 2002:

OPEN               NUMBER OF                      UNREALIZED
CONTRACTS          CONTRACTS      EXPIRATION        POSITION    DEPRECIATION

S&P 500                    3         JUNE 02            Long         $31,371

At April 30, 2002, the Fund had deposited $47,250 in a segregated account to cover margin requirements on open futures contracts.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,790,311 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: $892,139 -- October 31, 2008 and $3,898,172 -- October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.35% of the Fund's average daily net asset value.

The Adviser has agreed to limit the management fee to 0.10% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the reduction in the management fee amounted to $36,831 for the period ended April 30, 2002. The Adviser has also agreed to limit the Fund's other expenses, excluding the management fee and distribution and service fees, to 0.20% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the other expense reduction amounted to $19,009 for the period ended April 30, 2002. The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plan with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plan with respect to Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class R average daily net assets. JH Funds has agreed to limit the distribution and service ("12b-1") fee to 0.10% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the reduction in the 12b-1 fee amounted to $22,099 for the period ended April 30, 2002. JH Funds reserves the right to terminate this limitation in the future. A maximum of 0.25% of 12b-1 payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of John Hancock Life Insurance
Company owned 1,750,000 shares of beneficial interest of the Fund on April 30, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 10-31-01     PERIOD ENDED 4-30-02 1
                             SHARES         AMOUNT     SHARES        AMOUNT

CLASS R SHARES
Sold                      1,548,782    $14,790,938    310,020    $2,627,493
Distributions reinvested     25,392        262,800     20,510       174,131
Repurchased              (2,890,867)   (27,401,923)  (666,674)   (5,620,458)

NET DECREASE             (1,316,693)  ($12,348,185)  (336,144)  ($2,818,834)

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $1,550,879 and $4,215,109 respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $28,222,317. Gross unrealized appreciation and depreciation of investments aggregated $3,314,662 and 6,061,762 respectively, resulting in net unrealized depreciation of $2,747,100. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
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www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
500 Index Fund.

110SA  4/02
       6/02






--------------------------------------------------------------------------------


                                  John Hancock
                                   Small Cap
                                    Growth
                                     FUND


------
SEMI
ANNUAL
REPORT
------

4.30.02



                       Sign up for electronic delivery at
                        www.jhancock.com/funds/edelivery



[LOGO]     John Hancock
        ------------------
        JOHN HANCOCK FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Table of contents
---------------------------
Your fund at a glance
page 1
---------------------------
Managers' report
page 2
---------------------------
A look at performance
page 6
---------------------------
Growth of $10,000
page 7
---------------------------
Fund's investments
page 8
---------------------------
Financial statements
page 13
---------------------------
For your information
page 25
---------------------------

Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings - from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes - stocks, bonds and cash - and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks long-term capital appreciation primarily through investments in U.S. small-capitalization companies (in the capitalization range of the Russell 2000 Growth Index).

Over the last six months

[] Small-cap stocks outperformed large caps as the economy emerged from recession.

[] The Fund's overweighting in technology stocks helped in late 2001 but hurt in 2002.

[] With consumer spending remaining strong, the Fund's consumer-related holdings did well.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Small Cap Growth Fund". Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 6.09% total return for Class A. The second bar represents the 5.64% total return for Class B. The third bar represents the 5.78% total return for Class C. The fourth bar represents the 6.38% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

1.4%     Corporate Executive Board
1.3%     Macromedia
1.2%     American Italian Pasta Co. (Class A)
1.2%     Career Education
1.2%     Ryland Group
1.2%     ScanSource
1.2%     99 Cents Only Stores
1.2%     RenaissanceRe Holdings Ltd.
1.1%     Whole Foods Market
1.1%     Alliant Techsystems

As a percentage of net assets on April 30, 2002.

BY BERNICE S. BEHAR, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

---------
MANAGERS'
REPORT
---------

John Hancock
Small Cap
Growth Fund

Small-cap stocks outperformed large caps over the last six months in a period marked by volatility. In late 2001, the stock market was in the midst of a sharp rally, as the Federal Reserve kept cutting interest rates and the economy began to emerge from recession. But in 2002, investors grew uncertain about how vigorous the economic recovery would be - and what that would mean for corporate profits. Skepticism also grew about corporate accounting and disclosure issues in the wake of the Enron bankruptcy. As a result, the broad Standard & Poor's 500 Index advanced only modestly in the six months ended April 30, 2002, returning 2.31%. In this environment, small-cap stocks, which tend to do well in the early stages of an economic upturn, and whose more simple businesses and financial statements attracted investors, surpassed large-cap stocks. Skittish investors also abandoned their brief interest in growth stocks and, continuing the trend of the last two years, favored value stocks over growth by a wide margin. This was reflected in the difference between the Fund's benchmark Russell 2000 Growth Index's 10.40% return and the 29.03% return of the Russell 2000 Value Index in the period.

"Small-cap stocks outperformed large caps over the last six months in a period marked by volatility."

FUND PERFORMANCE

For the six months ended April 30, 2002, John Hancock Small Cap Growth Fund's Class A, Class B, Class C and Class I shares posted total returns of 6.09%, 5.64%, 5.78% and 6.38%, respectively, at net asset value. That compared with the 8.23% return of the average small-cap growth fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest

--------------------------------------------------------------------------------
[Photos' of Bernice Behar and Anurag Pandit flush right next to first paragraph.]
--------------------------------------------------------------------------------

all distributions. Please see pages six and seven for historical performance information.

We attribute our relative underperformance to our overweighting in technology during the period, which helped us outperform in the late 2001 market rally, but hurt us for the overall period. We also tend to own small companies that have faster average growth rates than our peers, which helps us outperform when growth is in favor, as we did in the fourth quarter of 2001, but it held us back in the more value-oriented environment.

CONSUMERS RULE

By far the biggest contributors were our consumer-related holdings, including media companies, which tend to do well early in an economic rebound because advertising is one of the first things to pick up with the economy. We were well served by our holdings in photo archiver Getty Images, and radio companies Entercom Communications and Radio One. Good results also came from companies that directly benefit from consumer spending, which remained strong throughout the recession. That included Fund holdings such as home-builder Ryland Group, high-end Chinese restaurant chain P.F. Chang's China Bistro and Whole Foods Market.

"By far the biggest contributors were our consumer- related holdings..."

TECHNOLOGY HAMPERS RESULTS

As the period began last November, we were positioned more aggressively in anticipation of an economic rebound and a resumption in capital spending. In particular, we had boosted our technology stake to an overweighting. We focused on software stocks in the security area, believing that in the wake of September 11 it would be the one place where corporate America would continue to budget enterprise spending. Unfortunately, after rising briefly, the group was

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 18%, the second is Electronics 16%, the third Retail 15%, the fourth Computers 10%, and the fifth Oil & gas 5%.]
--------------------------------------------------------------------------------

punished for failing to meet expectations, as technology spending did not materialize. That hurt Fund holdings Netegrity, RSA, McAfee and Secure Computing, which we either sold or cut back. Another detractor was videoconferencing company WebEx Communications, whose results were solid, but also did not meet market expectations.

Starting in January, we brought our technology weighting back to the index average, in part by taking profits in storage networking companies McData and Emulex, which had produced outstanding results. We also allocated some of our tech resources to defense electronics companies such as DRS Technologies because we believe the trend for increased defense spending will likely be a multi-year phenomenon.

--------------------------------------------------------------------------------
[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-02." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments 1%.]
--------------------------------------------------------------------------------

HEALTH-CARE MOVES HELP

Our shift to offense last year had caused us to turn our focus away from health-services companies toward biotechnology, which subsequently became one of the worst-performing market sectors so far in 2002. Among our detractors were biotech equipment maker Bruker Daltonics and biogenomics company Cell Therapeutics.

Fortunately, in January, when we started thinking the market had gotten ahead of itself, we took steps to tone down the portfolio's

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Career Education followed by an up arrow with the phrase "Strong enrollment growth during recession." The second listing is Myriad Genetics followed by a down arrow with the phrase "Weak biotech environment due to difficult approval process." The third listing is LTX followed by an up arrow with the phrase "Standout in semiconductor manufacturing group."]
--------------------------------------------------------------------------------

aggressive stance. In addition to cutting our technology position, we reduced our biotech stake and shifted back into health-services companies, believing the market was going to refocus on earnings stability and predictability. The move proved timely, and we had some of our best performance from this group, including LifePoint Hospitals, which benefited from improved results at the rural hospitals it has bought; Mid Atlantic Medical Services, an HMO benefiting from a strong pricing environment; and specialty pharmaceutical distributor Accredo Health.

"We believe the economy will improve throughout the year, but that the stock market will remain volatile in the near term."

OUTLOOK

We believe the economy will improve throughout the year, but that the stock market will remain volatile in the near term. Now-skeptical investors need to be persuaded that the economic recovery is solid and that earnings growth will be sustainable and driven by new demand, rather than by just inventory replenishment. The good news is that with interest rates still at historic lows and inflation almost non-existent, we believe companies are poised to begin spending again once demand is there. When that occurs, small-cap growth stocks and this Fund stand to benefit.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the prospectus for the risks of investing in small-cap stocks.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

-----------
A LOOK AT
PERFORMANCE
-----------

For the period ended April 30, 2002

Two indexes are used for comparison. The Russell 2000 Index, Index 1, is an unmanaged, small-cap index that is composed of 2,000 stocks of U.S.- domiciled companies whose common stocks trade in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. Also shown on page 7 is the Russell 2000 Growth Index, Index 2, an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation.

It is not possible to invest in an index.


                       Class A      Class B     Class C     Class I 1   Index 1

Inception date          8-22-91     10-26-87     6-1-98       12-7-99         -
--------------------------------------------------------------------------------
Average annual returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                -16.73%      -17.50%    -14.76%       -11.91%     6.68%
Five years                6.84%        6.84%         -             -      9.66%
Ten years                10.72%       10.42%         -             -     11.64%
Since Inception              -            -       2.18%       -13.56%        -

--------------------------------------------------------------------------------
Cumulative total returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
Six months                0.78%        0.64%      3.69%         6.38%    20.03%
One year                -16.73%      -17.50%    -14.76%       -11.91%     6.68%
Five years               39.20%       39.18%         -             -     58.58%
Ten years               176.87%      169.40%         -             -    200.65%
Since Inception              -            -       8.82%       -29.48%        -

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

---------
GROWTH OF
$10,000
---------

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

--------------------------------------------------------------------------------
Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Index 1and is equal to $30,065 as of April 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, before sales charge, and is equal to $29,141 as of April 30, 2002. The third line represents the same value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, after sales charge, and is equal to $27,687 as of April 30, 2002. The fourth line represents Index 2 and is equal to $19,847 as of April 30, 2002.
--------------------------------------------------------------------------------


                                      Class B 1      Class C 1       Class I 2

Period beginning                        4-30-92         6-1-98         12-7-99
Without sales charge                    $26,940        $10,991          $7,052
With maximum sales charge                     -        $10,881               -
Index 1                                 $30,065        $11,770         $11,610
Index 2                                 $19,847         $9,372          $7,944

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class
  I shares.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

Securities owned by the Fund on April 30, 2002 (unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



SHARES                                       ISSUER                                                       VALUE

---------------------------------------------------------------------------------------------------------------
COMMON STOCKS  98.91%                                                                            $1,212,966,696
---------------------------------------------------------------------------------------------------------------
(Cost $1,123,631,518)

Advertising  0.99%                                                                                  $12,092,994
347,400                                      Getty Images, Inc.*                                     12,092,994

Aerospace  2.17%                                                                                     26,602,943
129,300                                      Alliant Techsystems, Inc.*                              13,925,610
244,300                                      DRS Technologies, Inc.*                                 11,298,875
60,300                                       Titan Corp. (The)*                                       1,378,458

Banks - United States  3.07%                                                                         37,717,348
230,900                                      Greater Bay Bancorp.                                     7,732,841
369,300                                      Southwest Bancorp. of Texas, Inc.*                      12,936,579
236,567                                      Staten Island Bancorp, Inc.                              4,719,512
901,200                                      Sterling Bancshares, Inc.                               12,328,416

Building  1.22%                                                                                      14,971,000
136,100                                      Ryland Group, Inc. (The)                                14,971,000

Business Services - Misc.  3.44%                                                                     42,209,207
402,100                                      Administaff, Inc.*                                       9,228,195
442,400                                      Corporate Executive Board Co. (The)*                    16,811,200
218,300                                      Forrester Research, Inc.*                                3,983,975
400,150                                      Management Network Group, Inc. (The)*                    1,952,732
503,350                                      On Assignment, Inc.*                                    10,233,105

Computers  9.76%                                                                                    119,682,709
106,300                                      Advent Software, Inc.*                                   5,249,094
266,650                                      Avocent Corp.*                                           6,666,250
774,900                                      Borland Software Corp.*                                  8,446,410


See notes to
financial statements.

8




SHARES                                       ISSUER                                                       VALUE

Computers (continued)
493,550                                      CheckFree Corp.*                                       $10,048,678
199,800                                      Documentum, Inc.*                                        3,880,116
551,950                                      EarthLink, Inc.*                                         4,018,196
309,900                                      Embarcadero Technologies, Inc.*                          3,408,900
387,000                                      Extreme Networks, Inc.*                                  3,479,130
506,250                                      Lawson Software, Inc.*                                   4,308,187
722,900                                      Macromedia, Inc.*                                       16,185,731
577,200                                      Micromuse, Inc.*                                         4,709,952
901,800                                      M-Systems Flash Disk Pioneers Ltd. (Israel)*             7,836,642
238,375                                      National Instruments Corp.*                              9,160,751
500,600                                      Netegrity, Inc.*                                         3,829,590
635,200                                      NetRatings, Inc.*                                        8,778,464
266,200                                      Openwave Systems, Inc.*                                  1,522,664
97,200                                       Precise Software Solutions Ltd. (Israel)*                1,277,208
708,200                                      Secure Computing Corp.*                                  8,902,074
641,600                                      Silicon Storage Technology, Inc.*                        6,364,672
280,000                                      Ulticom, Inc.*                                           1,610,000

Electronics  15.87%                                                                                 194,683,025
719,800                                      Aeroflex, Inc.*                                         10,062,804
565,900                                      Alpha Industries, Inc.*                                  6,932,275
238,050                                      ATMI, Inc.*                                              7,260,525
562,600                                      Axcelis Technologies, Inc.*                              8,101,440
207,900                                      Brooks Automation, Inc.*                                 7,411,635
271,600                                      CoorsTek, Inc.*                                         10,671,164
614,900                                      Cree, Inc.*                                              7,249,671
650,700                                      DDi Corp.*                                               3,917,214
396,638                                      EDO Corp.                                               12,275,946
238,000                                      Elantec Semiconductor, Inc.*                             9,838,920
292,400                                      Electro Scientific Industries, Inc.*                     8,789,544
101,950                                      FLIR Systems, Inc.*                                      4,065,460
357,700                                      Genesis Microchip, Inc.*                                 8,588,377
462,600                                      Herley Industries, Inc.*                                 9,844,128
59,700                                       Inrange Technologies Corp. (Class B)*                      321,783
483,900                                      LTX Corp.*                                              10,263,519
248,300                                      Micrel, Inc.*                                            5,450,185
304,250                                      Nanometrics, Inc.*                                       5,759,452
102,400                                      Novellus Systems, Inc.*                                  4,853,760
271,000                                      Photronics, Inc.*                                        8,929,450
338,700                                      Pixelworks, Inc.*                                        3,376,839
253,000                                      Plexus Corp.*                                            6,322,470
835,550                                      PLX Technology, Inc.*                                    6,216,492
313,300                                      PRI Automation, Inc.*                                    5,824,247
324,050                                      Rudolph Technologies, Inc.*                              9,883,525
390,000                                      Semtech Corp.*                                          12,472,200

Fiber Optics  0.21%                                                                                   2,536,191
396,900                                      Finisar Corp.*                                           2,536,191

Finance  0.52%                                                                                        6,372,720
100,200                                      Affiliated Managers Group, Inc.*                         6,372,720


                                                                                         See notes to
                                                                                         financial statements.

                                                                                                          9



SHARES                                       ISSUER                                                       VALUE

Food  3.72%                                                                                         $45,590,600
303,900                                      American Italian Pasta Co. (Class A)*                   15,115,986
123,274                                      Dean Foods Co.*                                          4,563,603
291,850                                      Dreyer's Grand Ice Cream, Inc.                          13,617,721
206,000                                      Horizon Organic Holding Corp.*                           3,580,280
363,800                                      United Natural Foods, Inc.*                              8,713,010

Insurance  4.90%                                                                                     60,054,783
185,860                                      Fidelity National Financial, Inc.                        5,733,781
422,400                                      HCC Insurance Holdings, Inc.                            10,982,400
220,400                                      Hilb, Rogal and Hamilton Co.                             8,106,312
207,900                                      Philadelphia Consolidated Holding Corp.*                 8,877,330
120,550                                      RenaissanceRe Holdings Ltd. (Bermuda)                   14,128,460
209,000                                      StanCorp Financial Group, Inc.                          12,226,500

Machinery  0.96%                                                                                     11,843,368
464,100                                      Hydril Co.*                                             11,843,368

Manufacturing  1.62%                                                                                 19,806,285
364,800                                      Griffon Corp.*                                           7,004,160
487,700                                      Wilson Greatbatch Technologies, Inc.*                   12,802,125

Media  4.26%                                                                                         52,201,920
290,800                                      Emmis Communications Corp.  (Class A)*                   8,453,556
219,668                                      Entercom Communications Corp.*                          11,477,653
442,800                                      Entravision Communications Corp. (Class A)*              6,420,600
39,850                                       Insight Communications Co., Inc.*                          618,074
376,250                                      Radio One, Inc. (Class A)*                               8,428,000
994,950                                      Regent Communications, Inc.*                             7,591,469
181,600                                      Scholastic Corp.*                                        9,212,568

Medical  18.28%                                                                                     224,174,309
135,050                                      Accredo Health, Inc.*                                    8,741,786
239,700                                      Affymetrix, Inc.*                                        6,081,189
307,000                                      Alkermes, Inc.*                                          6,182,980
239,650                                      Alliance Imaging, Inc.*                                  3,137,018
376,400                                      American Medical Systems Holdings, Inc.*                 8,649,672
39,050                                       Angiotech Pharmaceuticals, Inc. (Canada)*                1,501,863
100,450                                      Bruker Daltonics, Inc.*                                    750,362
246,000                                      Cell Genesys, Inc.*                                      3,495,660
223,700                                      Cerner Corp.*                                           11,880,707
111,100                                      Cerus Corp.*                                             5,689,431
323,260                                      Charles River Laboratories International, Inc.*          9,681,637
14,103                                       Cobalt Corp.*                                              272,188
539,700                                      Covance, Inc.*                                          10,831,779
233,600                                      CV Therapeutics, Inc.*                                   6,760,384
561,600                                      Cytyc Corp.*                                             8,822,736
301,429                                      DaVita, Inc.*                                            7,813,040
106,100                                      Diagnostic Products Corp.                                5,090,678
86,100                                       DIANON Systems, Inc.*                                    5,648,160
102,100                                      Exelixis, Inc.*                                          1,010,790
26,450                                       Gene Logic, Inc.*                                          410,769
165,550                                      ICU Medical, Inc.*                                       6,292,555
47,000                                       Inhale Therapeutic Systems, Inc.*                          371,300


See notes to
financial statements.

10




SHARES                                       ISSUER                                                       VALUE

Medical (continued)
354,900                                      Integra LifeSciences Holdings*                          $6,920,550
304,400                                      LifePoint Hospitals, Inc.*                              12,784,800
6,480                                        Medical Staffing Network Holdings, Inc.*                   157,075
324,751                                      Mid Atlantic Medical Services, Inc.*                    11,830,679
198,500                                      Myriad Genetics, Inc.*                                   4,716,360
188,200                                      Neurocrine Biosciences, Inc.*                            6,189,898
385,600                                      NPS Pharmaceuticals, Inc.*                              11,494,736
247,600                                      Pharmaceutical Product Development, Inc.*                6,234,568
71,800                                       Province Healthcare Co.*                                 2,765,018
295,600                                      Regeneron Pharmaceuticals, Inc.*                         6,104,140
341,800                                      Renal Care Group, Inc.*                                 12,133,900
400,900                                      Salix Pharmaceuticals, Ltd.*                             5,940,937
284,200                                      SangStat Medical Corp.*                                  6,621,860
151,500                                      Scios, Inc.*                                             4,685,895
344,200                                      Urologix, Inc.*                                          4,746,518
261,000                                      Visible Genetics, Inc. (Canada)*                         1,730,691

Oil & Gas  5.25%                                                                                     64,398,810
180,004                                      Evergreen Resources, Inc.*                               8,055,179
325,408                                      Lone Star Technologies, Inc.*                            8,672,123
204,100                                      Newfield Exploration Co.*                                7,725,185
178,400                                      Patterson-UTI Energy, Inc.*                              5,708,800
13,175                                       Premcor, Inc.*                                             372,194
218,200                                      Pride International, Inc.*                               4,056,338
327,600                                      Remington Oil & Gas Corp.*                               6,666,660
271,330                                      Spinnaker Exploration Co.*                              11,626,491
271,600                                      Stone Energy Corp.*                                     11,515,840

Retail  15.26%                                                                                      187,105,022
471,297                                      99 Cents Only Stores*                                   14,647,911
109,000                                      A.C. Moore Arts & Crafts, Inc.*                          5,020,540
147,300                                      AnnTaylor Stores Corp.*                                  6,403,131
321,650                                      Applebee's International, Inc.                          12,557,216
102,250                                      Columbia Sportswear Co.*                                 3,865,050
349,800                                      Duane Reade, Inc.*                                      11,106,150
242,800                                      Ethan Allen Interiors, Inc.                             10,005,788
171,975                                      Fred's, Inc.                                             6,694,092
139,100                                      GameStop Corp.*                                          2,649,855
189,464                                      Genesco, Inc.*                                           5,276,572
282,750                                      Hot Topic, Inc.*                                         6,378,840
135,900                                      Krispy Kreme Doughnuts, Inc.*                            5,188,662
317,900                                      O'Reilly Automotive, Inc.*                              10,296,781
156,900                                      P.F. Chang's China Bistro, Inc.*                        11,367,405
116,700                                      Panera Bread Co.*                                        7,827,069
377,250                                      RARE Hospitality International, Inc.*                   10,563,000
270,400                                      Ryan's Family Steak Houses, Inc.*                        7,084,480
220,500                                      ScanSource, Inc.*                                       14,786,730
306,900                                      Too, Inc.*                                               9,253,035
447,800                                      Tweeter Home Entertainment Group, Inc.*                  7,393,178
216,850                                      West Marine, Inc.*                                       4,809,733
297,900                                      Whole Foods Market, Inc.*                               13,929,804


                                                                                         See notes to
                                                                                         financial statements.

                                                                                                         11





SHARES                                       ISSUER                                                       VALUE

Schools/Education  2.80%                                                                            $34,309,836
333,100                                      Career Education Corp.*                                 14,972,845
193,650                                      Strayer Education, Inc.                                 10,962,527
260,400                                      University of Phoenix Online*                            8,374,464

Soap & Cleaning Preparations  0.60%                                                                   7,381,660
258,100                                      Church & Dwight Co., Inc.                                7,381,660

Telecommunications  0.78%                                                                             9,588,319
73,750                                       Metro One Telecommunications, Inc.*                      1,312,750
480,300                                      WebEx Communications, Inc.*                              8,275,569

Transportation  1.70%                                                                                20,831,470
47,050                                       EGL, Inc.*                                                 806,908
189,636                                      Expeditors International of Washington, Inc.            10,974,235
333,100                                      Forward Air Corp.*                                       9,050,327

Utilities  0.59%                                                                                      7,267,671
440,732                                      Airgas, Inc.*                                            7,267,671

Waste Disposal Service & Equipment  0.94%                                                            11,544,506
119,700                                      Stericycle, Inc.*                                        8,083,341
98,050                                       Waste Connections, Inc.*                                 3,461,165


                                                             INTEREST        PAR VALUE               000S
ISSUER, DESCRIPTION, MATURITY DATE                           RATE           (000S OMITTED)           VALUE

---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  25.61%                                                                     $314,061,803
---------------------------------------------------------------------------------------------------------------
(Cost $314,061,803)

Joint Repurchase Agreement  0.75%
Investment in a joint repurchase agreement transaction
 with Barclays Capital, Inc. - Dated 04-30-02,
 due 05-01-02 (Secured by U.S. Treasury Inflation
 Indexed Notes 3.875% due 01-15-09 and 3.500%
 due 01-15-11)                                                1.88%            $9,167                 9,167,000

                                                                             SHARES
Cash Equivalents  24.86%
AIM Cash Investment Trust**                                                 304,894,803             304,894,803

---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  124.52%                                                                       $1,527,028,499
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES, NET  (24.52%)                                                      ($300,716,124)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 TOTAL NET ASSETS  100.00%                                                                       $1,226,312,375
---------------------------------------------------------------------------------------------------------------

 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.


12


FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

April 30, 2002
(unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value and the maximum offering price per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $1,437,693,321)                        $1,527,028,499
Cash                                                                          80
Receivable for investments sold                                       23,178,520
Receivable for shares sold                                               759,568
Dividends and interest receivable                                         27,745
Other assets                                                             302,404
Total assets                                                       1,551,296,816

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     17,860,209
Payable for shares repurchased                                           852,146
Payable for securities on loan                                       304,894,803
Payable to affiliates                                                    975,551
Other payables and accrued expenses                                      401,732
Total liabilities                                                    324,984,441

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                    1,436,980,478
Accumulated net realized loss on investments                        (291,419,296)
Net unrealized appreciation of investments                            89,335,178
Accumulated net investment loss                                       (8,583,985)
Net assets                                                        $1,226,312,375

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on net asset values and shares outstanding
Class A ($704,565,996 / 77,724,337 shares)                                 $9.06
Class B ($420,137,449 / 52,165,286 shares)                                 $8.05
Class C ($35,373,884 / 4,393,603 shares)                                   $8.05
Class I ($66,235,046 / 7,219,793 shares)                                   $9.17

--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
--------------------------------------------------------------------------------
Class A1 ($9.06 / 95%)                                                     $9.54
Class C ($8.05 / 99%)                                                      $8.13

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.



                                                           See notes to
                                                           financial statements.


                                                                              13


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the period ended
April 30, 2002
(unaudited)1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Securities lending income                                             $1,792,938
Interest                                                                 135,403
Dividends                                                                620,345

Total investment income                                                2,548,686

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                              4,782,961
Class A distribution and service fee                                     888,104
Class B distribution and service fee                                   2,338,554
Class C distribution and service fee                                     160,913
Class A, B and C transfer agent fee                                    2,437,079
Class I transfer agent fee                                                16,270
Accounting and legal services fee                                        135,007
Custodian fee                                                            104,413
Registration and filing fee                                               62,061
Printing                                                                  38,479
Trustees' fee                                                             30,844
Auditing fee                                                              21,323
Miscellaneous                                                             20,524
Legal fee                                                                  9,056

Total expenses                                                        11,045,588

Net investment loss                                                   (8,496,902)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on investments                                     (65,430,588)
Change in net unrealized appreciation (depreciation)
 of investments                                                      148,735,898

Net realized and unrealized gain                                      83,305,310

Increase in net assets from operations                               $74,808,408

1 Semiannual period from 11-1-01 through 4-30-02.


See notes to
financial statements.


14



FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund.


                                            YEAR                     PERIOD
                                            ENDED                     ENDED
                                            10-31-01              4-30-02 1

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------

>From operations
Net investment loss                     ($17,745,205)           ($8,496,902)
Net realized loss                       (225,379,493)           (65,430,588)
Change in net unrealized
 appreciation (depreciation)            (458,272,279)           148,735,898

Increase (decrease) in net assets
 resulting from operations              (701,396,977)            74,808,408

Distributions to shareholders

>From net realized gain
Class A                                  (41,104,957)                     -
Class B                                  (43,182,548)                     -
Class C                                   (1,520,079)                     -
Class I                                     (712,461)                     -
                                         (86,520,045)                     -
>From fund share transactions              16,960,164            (76,617,738)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                    1,999,078,563          1,228,121,705
End of period2                        $1,228,121,705         $1,226,312,375

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.
2 Includes accumulated net investment loss of $87,083 and $8,583,985, respectively.


                                                           See notes to
                                                           financial statements.


                                                                              15


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                         10-31-97 1        10-31-98 1       10-31-99         10-31-00       10-31-01       4-30-02 2
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                     $10.22            $12.35          $8.41           $12.65         $13.70           $8.54
Net investment loss3                      (0.07)            (0.08)         (0.12)           (0.14)         (0.09)          (0.05)
Net realized and unrealized
 gain (loss) on investments                2.41             (1.34)          4.59             2.70          (4.51)           0.57
Total from
 investment operations                     2.34             (1.42)          4.47             2.56          (4.60)           0.52
Less distributions
>From net realized gain                    (0.21)            (2.52)         (0.23)           (1.51)         (0.56)              -
Net asset value,
 end of period                           $12.35             $8.41         $12.65           $13.70          $8.54           $9.06
Total return4 (%)                         23.35            (14.14)         54.41            21.69         (35.04)           6.09 5

--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                             $209              $180           $267           $1,000           $684            $705
Ratio of expenses
 to average net assets (%)                 1.29              1.37           1.34             1.28           1.41            1.47 6
Ratio of net investment loss
 to average net assets (%)                (0.57)            (1.02)         (1.17)           (0.88)         (0.85)          (1.07)6
Portfolio turnover (%)                       96               103            104              104 7           82              29



See notes to
financial statements.


16



----------
FINANCIAL
HIGHLIGHTS
----------

CLASS B SHARES



PERIOD ENDED                         10-31-97 1        10-31-98 1       10-31-99         10-31-00       10-31-01       4-30-02 2
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                      $9.78            $11.72          $7.81           $11.64         $12.38           $7.62
Net investment loss3                      (0.14)            (0.15)         (0.18)           (0.23)         (0.15)          (0.08)
Net realized and unrealized
 gain (loss) on investments                2.29             (1.24)          4.24             2.48          (4.05)           0.51
Total from
 investment operations                     2.15             (1.39)          4.06             2.25          (4.20)           0.43
Less distributions
>From net realized gain                    (0.21)            (2.52)         (0.23)           (1.51)         (0.56)              -
Net asset value,
 end of period                           $11.72             $7.81         $11.64           $12.38          $7.62           $8.05
Total return4 (%)                         22.44            (14.80)         53.31            20.79         (35.57)           5.64 5

--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                             $473              $362           $478             $949           $457            $420
Ratio of expenses
 to average net assets (%)                 2.02              2.08           2.03             2.03           2.16            2.22 6
Ratio of net investment loss
 to average net assets (%)                (1.30)            (1.73)         (1.87)           (1.62)         (1.59)          (1.82) 6
Portfolio turnover (%)                       96               103            104              104 7           82              29



                                                                                                         See notes to
                                                                                                         financial statements.


                                                                                                                        17


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS C SHARES



PERIOD ENDED                                           10-31-98 8       10-31-99         10-31-00       10-31-01         4-30-02 2
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                                        $8.96          $7.81           $11.62         $12.36           $7.61
Net investment loss3                                        (0.03)         (0.19)           (0.22)         (0.15)          (0.08)
Net realized and unrealized
 gain (loss) on investments                                 (1.12)          4.23             2.47          (4.04)           0.52
Total from
 investment operations                                      (1.15)          4.04             2.25          (4.19)           0.44
Less distributions
>From net realized gain                                          -          (0.23)           (1.51)         (0.56)              -
Net asset value,
 end of period                                              $7.81         $11.62           $12.36          $7.61           $8.05
Total return4 (%)                                          (12.83) 5       53.05            20.83         (35.54)           5.78 5

--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                                _ 9             $4              $33            $24             $35
Ratio of expenses
 to average net assets (%)                                   2.12 6         2.09             2.02           2.16            2.22 6
Ratio of net investment loss
 to average net assets (%)                                  (1.86)6        (1.94)           (1.62)         (1.59)          (1.82) 6
Portfolio turnover (%)                                        103            104              104 7           82              29


See notes to
financial statements.

18


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS I SHARES



PERIOD ENDED                                                                             10-31-00 8     10-31-01         4-30-02 2
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                                                                       $13.55         $13.75           $8.62
Net investment loss3                                                                        (0.07)         (0.03)          (0.02)
Net realized and unrealized
 gain (loss) on investments                                                                  0.27          (4.54)           0.57
Total from
 investment operations                                                                       0.20          (4.57)           0.55
Less distributions
>From net realized gain                                                                          -          (0.56)              -
Net asset value,
 end of period                                                                             $13.75          $8.62           $9.17
Total return4 (%)                                                                            1.48 5       (34.68)           6.38 5

--------------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                                                                $17            $63             $66
Ratio of expenses
 to average net assets (%)                                                                   0.86 6         0.87            0.87 6
Ratio of net investment loss
 to average net assets (%)                                                                  (0.47)6        (0.31)          (0.47)6
Portfolio turnover (%)                                                                        104 7           82              29


1 All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective 5-1-98.
2 Semiannual period from 11-1-01 through 4-30-02.  Unaudited.
3 Based on the average of the shares outstanding at the end of each month.
4 Assumes dividend reinvestment and does not reflect the effect of sales charges.
5 Not annualized.
6 Annualized.
7 Excludes merger activity.
8 Class C and Class I shares began operations on 6-1-98 and 12-7-99, respectively.
9 Less than $500,000.



                                                                                                        See notes to
                                                                                                        financial statements.

                                                                                                                        19


----------
NOTES TO
STATEMENTS
----------

Unaudited

NOTE A
Accounting policies
John Hancock Small Cap Growth Fund (the "Fund") is a diversified series of John
Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue
Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees.
Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for


20


the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations
Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses
The majority of the expenses are directly identifiable to an individual fund.
Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings
The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2002.

Securities lending
The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2002, the Fund loaned securities having a market value of $298,916,474 collateralized by cash in the amount of $304,894,803. The cash collateral was invested in a short-term instrument.

Federal income taxes
The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders.
Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $221,905,025 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains.
To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires
October 31, 2009.

Dividends, interest
and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.


                                                                              21


The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates
The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others
The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first
$1,500,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $1,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the
Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $333,036 with regard to sales of Class A shares. Of this amount, $41,435 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $244,698 was paid as sales commissions to unrelated broker-dealers and $46,903 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The
Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended
April 30, 2002, JH Funds received net up-front sales charges of $164,566 with regard to sales of Class C shares. Of this amount, $163,359 was paid as sales commissions to unrelated broker-dealers and $1,207 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares


22


being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares.
During the period ended April 30, 2002, CDSCs received by JH Funds amounted to $367,542 for Class B shares and $8,854 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of their relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated
Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred
Compen- sation Plan investments had no impact on the operations of the Fund.


                                                                              23


NOTE C
Fund share transactions
This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                       YEAR ENDED 10-31-01                  PERIOD ENDED 4-30-02 1
                                 SHARES             AMOUNT             SHARES               AMOUNT

--------------------------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------------------------
Sold                         41,254,008       $416,015,007         14,353,476         $133,863,913
Distributions reinvested      2,329,059         31,190,232                  -                    -
Repurchased                 (36,493,060)      (366,278,652)       (16,753,521)        (155,877,027)
Net increase (decrease)       7,090,007        $80,926,587         (2,400,045)        ($22,013,114)

--------------------------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------------------------
Sold                          9,642,828        $91,975,618          3,160,577          $25,901,946
Distributions reinvested      2,560,825         30,857,290                  -                    -
Repurchased                 (28,879,336)      (258,333,753)       (10,956,555)         (90,438,108)
Net decrease                (16,675,683)    ($135,500,845)         (7,795,978)        ($64,536,162)

--------------------------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------------------------
Sold                          1,635,638        $15,630,080          2,000,318          $17,201,972
Distributions reinvested         72,447            871,538                  -                    -
Repurchased                  (1,231,007)       (11,254,329)          (739,930)          (6,084,256)
Net increase                    477,078         $5,247,289          1,260,388          $11,117,716

--------------------------------------------------------------------------------------------------
CLASS I SHARES
--------------------------------------------------------------------------------------------------
Sold                          7,816,904        $83,851,016          1,374,413          $12,839,996
Distributions reinvested         53,021            712,596                  -                    -
Repurchased                  (1,794,886)       (18,276,479)        (1,490,224)         (14,026,174)
Net increase (decrease)       6,075,039        $66,287,133           (115,811)         ($1,186,178)

--------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)     (3,033,559)       $16,960,164         (9,051,446)        ($76,617,738)
--------------------------------------------------------------------------------------------------

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

NOTE D
Investment
transactions
Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $369,528,159 and $448,242,118, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $1,440,935,686. Gross unrealized appreciation and depreciation of investments aggregated $252,371,628 and $166,278,815, respectively, resulting in net unrealized appreciation of $86,092,813. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

-----------
FOR YOUR
INFORMATION
-----------

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,
 USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

--------------------------------------------------------------------------------
                                                                    HOW TO
On the Internet                     www.jhfunds.com                 CONTACT US
                                                                    ------------
By regular mail                     John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

By express mail                     John Hancock Signature Services, Inc.
                                    Attn:  Mutual Fund Image Operations
                                    529 Main Street
                                    Charlestown, MA 02129

Customer service representatives    1-800-225-5291

24-hour automated information       1-800-338-8080

TDD line                            1-800-554-6713
--------------------------------------------------------------------------------

[LOGO]      John Hancock
         ------------------
         JOHN HANCOCK FUNDS


1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
----------------------------------


This report is for the information of the shareholders of the John Hancock Small Cap Growth Fund.

                                                                     600SA  4/02
                                                                            6/02






John Hancock
Focused Equity
Fund

formerly
Focused Relative
Value Fund

SEMI
ANNUAL
REPORT

4.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25

Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primarily
in stocks of compa-
nies of any size.
The Fund uses a
focused invest-
ment strategy and
will typically
concentrate its
investments in
45 to 65 U.S. and
foreign companies.

Over the last six months

* The stock market remained volatile, despite a backdrop of improved economic growth and historically low interest rates.

* The best-performing sectors were fueled by stronger economic growth, including consumer discretionary and industrial stocks.

* The Fund's technology and telecommunications stakes hurt performance.

[Bar chart with heading "John Hancock Focused Equity Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 5% with -10% at the bottom and 5% at the top. The first bar represents the -8.65% total return for Class A. The second bar represents the -8.85% total return for Class B. The third bar represents the -8.85% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 9.5%   i-STAT
 6.4%   Parametric Technology
 5.5%   Conexant Systems
 3.7%   Finisar
 3.6%   XM Satellite Radio Holdings (Class A)
 3.3%   Vicor
 3.1%   Chesapeake Energy
 2.8%   Alpha Industries
 2.7%   Alpharma (Class A)
 2.4%   Advent Software

As a percentage of net assets on April 30, 2002.



MANAGERS'
REPORT

BY ALAN E. NORTON, CFA, AND HENRY E. MEHLMAN, CFA, PORTFOLIO MANAGERS

John Hancock
Focused Equity Fund

Alan E. Norton and Henry E. Mehlman recently joined the portfolio management team. Before joining John Hancock Funds, Mr. Norton and Mr. Mehlman worked as portfolio managers at The Colony Group, where they oversaw small-, mid- and multi-cap portfolios. Together they have 45 years of investment experience.

On March 1, 2002, John Hancock Focused Relative Value Fund was renamed John Hancock Focused Equity Fund to better reflect its investment strategy.

Investors had a hard time figuring out where the stock market was headed during the six months ended April 30, 2002. The fourth quarter of 2001 began with a strong rebound, fueled by confidence that the economic recovery was near. Stocks pulled back, however, early in the new year, weighed down by a series of worries surrounding corporate accounting practices, bankruptcies, dwindling supply in the commercial paper market and excess capacity in the technology industry. Although the economy grew at a robust pace in the first quarter, most investors fretted about whether the recovery was for real.

"Investors had a hard
 time figuring out
 where the stock market
 was headed..."

Small- and mid-cap stocks with a domestic focus turned in strong returns, while large-cap stocks came under pressure as financial scrutiny increased. The larger-cap Standard & Poor's 500 Stock Index returned only 2.31% for the six-month reporting period, far behind the 15.24% return for the Russell Mid Cap Index and the 20.03% return for the small-cap Russell 2000 Index.

FUND PERFORMANCE DISAPPOINTS

John Hancock Focused Equity Fund's Class A, Class B and Class C shares returned -8.65%, -8.85% and -8.85%, respectively, at net asset value, for the six months ended April 30, 2002. These returns lagged the average multi-cap value fund, which returned 8.86%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

[Photos of Alan Norton and Henry Mehlman flush right next to first paragraph.]

The Fund took advantage of depressed prices in the tech and telecom sectors to build sizable stakes in what we believed were great companies. Unfortunately, we were early in investing in these areas. We also had a below-average investment in the better-performing finance sector, where we thought stocks had already peaked. Weak stock selection, brought on in part by our investment in some highly leveraged companies, detracted further from performance.

"The best-performing
 sectors were those
 that were the most
 economically sensitive."

TECHNOLOGY AND TELECOM SLIDE

Battered technology stocks, which represented more than one-third of the Fund's assets, accounted for some of our steepest losses. Our biggest disappointments included Parametric Technology, a software company that missed earnings, and Alpha Industries, a communications semiconductor company that was hurt by the slowdown in wireless growth. By contrast, Conexant Systems, a communications semiconductor company that is in the process of merging with Alpha, produced a modest but positive return. In the telecom industry, overcapacity, stiff competition and the recession brought spending to a halt. Fiber-optic equipment companies such as Agere Systems, a spin-off from Lucent Technologies, and Finisar saw business dry up and stock prices crumble.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 21%, the second is Electronics 17%, the third Computers 14%, the fourth Media 8%, and the fifth Oil & gas 8%.]

MEDIA AND INDUSTRIALS RALLY

The best-performing sectors were those that were the most economically sensitive. Our media investments did particularly well as prospects for advertising revenues improved. Cumulus Media, a radio chain, and XM Satellite Radio Holdings, which provides radio satellite services, posted substantial gains. We took profits and sold Viacom, which has some of the best assets in the industry.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-02." The chart is divided into three sections (from top to left): Common stocks 95%, Preferred stocks 1% and Short-term investments & other 4%.]

Industrials also rallied, benefiting from the economic recovery. We trimmed our stake in UNOVA, which makes industrial automation systems, after it more than doubled in price. However, not all industrials fared as well. Vicor, which makes power converters and other electrical components, declined as business spending evaporated. Solid contributors from other areas included i-STAT, a medical products company whose stock began to rebound after the company obtained much-needed financing.

INVESTMENT STRATEGY CHANGES

Toward the end of the period, we began repositioning the Fund to focus on mid-cap stocks. We believe this re-orientation will help lower volatility while boosting the potential for superior returns. Over the past 10 years, mid-cap companies have outperformed both small- and large-cap stocks.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Pegasus Communications followed by a down arrow with the phrase "High debt, changed business model that slowed subscriber growth for its satellite services." The second listing is Alpharma followed by a down arrow with the phrase "Overly aggressive earnings expectations, weakness in animal health business." The third listing is Cumulus Media followed by an up arrow with the phrase "Improving prospects for radio advertising revenues."]

We also began the process of increasing the Fund's industry diversification, expanding the total number of stocks, and lowering our concentration in individual names. The mid-cap stocks we buy have a history of earnings growth, strong profitability, market leadership, high rates of return on equity and fortress-like balance sheets.

"Toward the end of the
 period, we began reposi-
 tioning the Fund to focus on
 mid-cap stocks."

OPPORTUNITIES ABOUND

The types of companies we look for are reflected by our recent additions. Jacobs Engineering, a leading construction firm, has a history of profitability and 15% earnings growth, plus strong potential from increased spending on public projects. Advent Software, which makes portfolio accounting software for small investment management firms, generates 30% earnings growth, thanks to minimal competition and great product development. And we expect strong demographic trends to fuel growth for Pulte Homes, a homebuilder with a history of 11% earnings growth. Going forward, they should also benefit from stronger economic growth, low inflation and low interest rates.


This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                               Class A      Class B      Class C        Index
Inception date                 11-1-00      11-1-00      11-1-00           --

Average annual returns with maximum sales charge (POP)
One year                       -37.97%      -38.35%      -36.39%      -12.62%
Since inception                -27.24%      -27.16%      -25.64%      -16.10%

Cumulative total returns with maximum sales charge (POP)
Six months                     -13.25%      -13.41%      -10.64%        2.31%
One year                       -37.97%      -38.35%      -36.39%      -12.62%
Since inception                -37.80%      -37.70%      -35.74%      -23.15%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $7,685 as of April 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Focused Equity Fund, before sales charge, and is equal to $6,550 as of April 30, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Focused Equity Fund, after sales charge, and is equal to $6,220 as of April 30, 2002.

                                    Class B      Class C 1
Period beginning                    11-1-00      11-1-00
Without sales charge                 $6,490       $6,490
With maximum sales charge            $6,230       $6,425
Index                                $7,685       $7,685

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 94.57%                                                                                      $20,989,215
(Cost $28,299,137)

Aerospace 0.48%                                                                                              $107,700
  1,000   Alliant Techsystems, Inc.*                                                                          107,700

Banks -- United States 1.19%                                                                                  263,900
 10,000   Banknorth Group, Inc.                                                                               263,900

Building 1.20%                                                                                                266,000
  5,000   Pulte Homes, Inc.                                                                                   266,000

Business Services -- Misc. 1.20%                                                                              266,000
  7,000   Corporate Executive Board Co. (The)*                                                                266,000

Computers 13.58%                                                                                            3,015,140
 11,000   Advent Software, Inc.*                                                                              543,180
 16,000   Emulex Corp.*                                                                                       463,840
  6,000   Fiserv, Inc.*                                                                                       266,760
350,000   Parametric Technology Corp.*                                                                      1,414,000
 11,000   SunGard Data Systems, Inc.*                                                                         327,360

Electronics 17.29%                                                                                          3,837,780
 50,000   Alpha Industries, Inc.*                                                                             612,500
  9,000   Amphenol Corp. (Class A)*                                                                           394,650
120,000   Conexant Systems, Inc.*                                                                           1,224,000
 10,000   FEI Co.*                                                                                            264,300
 16,000   Jabil Circuit, Inc.*                                                                                326,560
  6,000   QLogic Corp.*                                                                                       274,260
 53,500   Vicor Corp.*                                                                                        741,510

Engineering / R&D Services 1.78%                                                                              394,600
 10,000   Jacobs Engineering Group, Inc.*                                                                     394,600

Fiber Optics 3.74%                                                                                            830,700
130,000   Finisar Corp.*                                                                                      830,700

Finance 2.73%                                                                                                 605,450
  5,000   ChoicePoint, Inc.*                                                                                  277,200
 13,000   IndyMac Bancorp, Inc.*                                                                              328,250

Food 2.19%                                                                                                    485,000
100,000   Galaxy Nutritional Foods, Inc.*                                                                     485,000

Insurance 1.42%                                                                                               314,300
  5,000   Ambac Financial Group, Inc.                                                                         314,300

Manufacturing 2.05%                                                                                           456,025
 18,500   Cognex Corp.*                                                                                       456,025

Media 8.00%                                                                                                 1,776,323
246,900   Pegasus Communications Corp.*                                                                       511,083
 11,500   Univision Communications, Inc. (Class A)*                                                           459,540
 70,000   XM Satellite Radio Holdings, Inc. (Class A)*                                                        805,700

Medical 21.39%                                                                                              4,746,825
 35,000   Alpharma, Inc. (Class A)                                                                            598,500
 10,000   Biomet, Inc.                                                                                        282,300
 23,000   Caremark Rx, Inc.*                                                                                  494,500
  9,000   CryoLife, Inc.*                                                                                     265,230
323,000   i-STAT Corp.*                                                                                     2,118,880
  7,500   Medicis Pharmaceutical Corp. (Class A)*                                                             401,625
 10,000   Pharmaceutical Product Development, Inc.*                                                           251,800
  9,000   ResMed Inc.*                                                                                        333,990

Oil & Gas 7.71%                                                                                             1,711,590
  6,000   BJ Services Co.*                                                                                    220,440
 80,000   Chesapeake Energy Corp.*                                                                            684,000
 16,000   Ocean Energy, Inc.                                                                                  342,400
 25,000   Pride International, Inc.*                                                                          464,750

Retail 3.41%                                                                                                  756,040
 14,000   Performance Food Group Co.*                                                                         504,840
 10,000   Ruby Tuesday, Inc.                                                                                  251,200

Schools / Education 2.83%                                                                                     627,390
  6,000   Apollo Group, Inc. (Class A)*                                                                       230,040
 15,000   DeVry, Inc.*                                                                                        397,350

Telecommunications 0.35%                                                                                       76,682
 38,150   CTC Communications Group, Inc.*                                                                      76,682

Transportation 2.03%                                                                                          451,770
  7,000   C.H. Robinson Worldwide, Inc.                                                                       220,290
  4,000   Expeditors International of Washington, Inc.                                                        231,480

PREFERRED STOCKS 0.61%                                                                                       $135,950
(Cost $137,300)

Utilities 0.61%                                                                                              $135,950
5,000     TECO Energy, Inc.                                                                                   135,950

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 20.22%                                                                              $4,488,290
(Cost $4,488,290)

Joint Repurchase Agreement 13.32%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 04-30-02, due 05-01-02
(Secured by U.S. Treasury Inflation Indexed
Notes 3.875% due 01-15-09 and 3.500%
due 01-15-11)                                                                   1.88%          $2,957       2,957,000

                                                                                            NUMBER OF
                                                                                               SHARES
Cash Equivalents 6.90%
AIM Cash Investment Trust**                                                                 1,531,290       1,531,290

TOTAL INVESTMENTS 115.40%                                                                                 $25,613,455

OTHER ASSETS AND LIABILITIES, NET (15.40%)                                                                ($3,417,407)

TOTAL NET ASSETS 100.00%                                                                                  $22,196,048


 * Non-income producing security.

** Represents investment of security lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



ASSETS AND
LIABILITIES

April 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $29,967,727)                           $22,656,455
Joint repurchase agreement (cost $2,957,000)                        2,957,000
Receivable for investments sold                                        65,762
Receivable for shares sold                                                137
Interest receivable                                                       155
Other assets                                                              571

Total assets                                                       25,680,080

LIABILITIES
Due to custodian                                                       12,139
Payable for investments purchased                                   1,882,472
Payable for shares repurchased                                          3,427
Payable for securities on loan                                      1,531,290
Payable to affiliates                                                  16,685
Other payables and accrued expenses                                    38,019

Total liabilities                                                   3,484,032

NET ASSETS
Capital paid-in                                                    35,321,099
Accumulated net realized loss on investments                       (5,598,896)
Net unrealized depreciation of investments                         (7,311,272)
Accumulated net investment loss                                      (214,883)

Net assets                                                        $22,196,048

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($9,861,433 [DIV] 1,504,549 shares)                             $6.55
Class B ($9,651,097 [DIV] 1,487,636 shares)                             $6.49
Class C ($2,683,518 [DIV] 413,657 shares)                               $6.49

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.55 [DIV] 95%)                                             $6.89
Class C ($6.49 [DIV] 99%)                                               $6.56

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2002
(unaudited)1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Securities lending income                                             $48,118
Dividends                                                              17,074
Interest                                                               13,020

Total investment income                                                78,212

EXPENSES
Investment management fee                                             134,861
Class A distribution and service fee                                   23,982
Class B distribution and service fee                                   60,698
Class C distribution and service fee                                   18,022
Transfer agent fee                                                     60,329
Registration and filing fee                                            28,464
Custodian fee                                                          19,157
Auditing fee                                                            9,918
Printing                                                                7,377
Accounting and legal services fee                                       3,359
Trustees' fee                                                             872
Miscellaneous                                                             833
Legal fee                                                                 259

Total expenses                                                        368,131
Less expense reductions                                               (75,036)

Net expenses                                                          293,095

Net investment loss                                                  (214,883)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (5,548,107)
Change in net unrealized appreciation
  (depreciation) of investments                                     2,774,563

Net realized and unrealized loss                                   (2,773,544)

Decrease in net assets from operations                            ($2,988,427)

1 Semiannual period from 11-1-01 through 4-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-01          4-30-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                              ($281,962)       ($214,883)

Net realized gain (loss)                           178,937       (5,548,107)
Change in net unrealized appreciation
  (depreciation)                               (10,085,835)       2,774,563

Decrease in net assets resulting
  from operations                              (10,188,860)      (2,988,427)

From fund share transactions                    37,158,561       (1,785,226)

NET ASSETS
Beginning of period                                     --       26,969,701

End of period 2                                $26,969,701      $22,196,048

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Includes accumulated net investment loss of none and $214,883, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-01 1   4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $7.17
Net investment loss 3                                    (0.10)      (0.04)
Net realized and unrealized loss on investments          (2.73)      (0.58)
Total from investment operations                         (2.83)      (0.62)
Net asset value, end of period                           $7.17       $6.55
Total return 4,5 (%)                                    (28.30)6     (8.65)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $12         $10
Ratio of expenses to average net assets (%)               1.50 7      1.50 7
Ratio of adjusted expenses to average net assets 8 (%)    2.47 7      1.97 7
Ratio of net investment loss to average net assets (%)   (1.09) 7    (1.01) 7
Portfolio turnover (%)                                      97          74

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-01 1   4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $7.12
Net investment loss 3                                    (0.17)      (0.07)
Net realized and unrealized loss on investments          (2.71)      (0.56)
Total from investment operations                         (2.88)      (0.63)
Net asset value, end of period                           $7.12       $6.49
Total return 4,5 (%)                                    (28.80)6     (8.85)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $11         $10
Ratio of expenses to average net assets (%)               2.20 7      2.20 7
Ratio of adjusted expenses to average net assets 8 (%)    3.17 7      2.67 7
Ratio of net investment loss to average net assets (%)   (1.80) 7    (1.71) 7
Portfolio turnover (%)                                      97          74

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-01 1   4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $7.12
Net investment loss 3                                    (0.17)      (0.07)
Net realized and unrealized loss on investments          (2.71)      (0.56)
Total from investment operations                         (2.88)      (0.63)
Net asset value, end of period                           $7.12       $6.49
Total return 4,5 (%)                                    (28.80)6     (8.85)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $4          $3
Ratio of expenses to average net assets (%)               2.20 7      2.20 7
Ratio of adjusted expenses to average net assets 8 (%)    3.17 7      2.67 7
Ratio of net investment loss to average net assets (%)   (1.78)7     (1.71)7
Portfolio turnover (%)                                      97          74

1 Class A, Class B and Class C shares began operations on 11-1-00.

2 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.


See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Focused Equity Fund (the "Fund") is a non-diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. Prior to March 1, 2002, the Fund was known as John Hancock Focused Relative Value Fund. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2002, the Fund loaned securities having a market value of $1,501,265 collateralized by cash in the amount of $1,531,290. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.85% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.20% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $75,036 for the period ended April 30, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $21,115 with regard to sales of Class A shares. Of this amount, $3,250 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $13,476 was paid as sales commissions to unrelated broker-dealers and $4,389 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $4,617 with regard to sales of Class C shares. Of this amount, $4,562 was paid as sales commissions to unrelated broker-dealers and $55 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2002, CDSCs received by JH Funds amounted to $27,698 for Class B shares and $2,063 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 100,000 shares of beneficial interest of the Fund on April 30, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 10-31-01           PERIOD ENDED 4-30-02 1
                              SHARES          AMOUNT          SHARES         AMOUNT
CLASS A SHARES 2
Sold                       2,324,401     $22,473,516       1,150,012     $9,562,102
Repurchased                 (651,356)     (6,153,726)     (1,318,508)    (9,895,996)
Net increase (decrease)    1,673,045     $16,319,790        (168,496)     ($333,894)

CLASS B SHARES 2
Sold                       2,012,818     $19,481,129         323,257     $2,577,164
Repurchased                 (407,615)     (3,654,761)       (440,824)    (3,406,524)
Net increase (decrease)    1,605,203     $15,826,368        (117,567)     ($829,360)

CLASS C SHARES 2
Sold                         567,586      $5,634,824          72,204       $597,230
Repurchased                  (68,747)       (622,421)       (157,386)    (1,219,202)
Net increase (decrease)      498,839      $5,012,403         (85,182)     ($621,972)

NET INCREASE (DECREASE)    3,777,087     $37,158,561        (371,245)   ($1,785,226)

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Class A, Class B and Class C shares began operations on 11-1-00.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $22,447,980 and $25,629,454, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $32,962,222. Gross unrealized appreciation and depreciation of investments aggregated $825,509 and $8,174,276, respectively, resulting in net unrealized depreciation of $7,348,767. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

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A tag line below reads "JOHN HANCOCK FUNDS."]

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Now available: electronic delivery
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This report is for the information of
the shareholders of the John Hancock
Focused Equity Fund.

610SA  4/02
       6/02






John Hancock
Technology
Fund

SEMI
ANNUAL
REPORT

4.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 29


Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term
growth of
capital by
investing
primarily in
stocks of U.S.
and foreign
technology
companies.

Over the last six months

* Tech stocks were volatile amid uncertainty about the economy and weaker-than-expected corporate spending.

* Although it produced negative results, the Fund performed in line with its peers.

* The Fund remained well diversified, with a focus on companies that historically have reaped the biggest benefits from an economic recovery.

[Bar chart with heading "John Hancock Technology Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 3% with -6% at the bottom and 0% at the top. The first bar represents the -5.48% total return for Class A. The second bar represents the -5.85% total return for Class B. The third bar represents the -5.85% total return for Class
C. The fourth bar represents the -4.96% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.0%   KLA-Tencor
 3.9%   Dell Computer
 3.9%   Mercury Interactive
 3.9%   Micron Technology
 3.6%   Taiwan Semiconductor Manufacturing
 3.5%   Western Digital
 3.4%   Integrated Device Technology
 3.3%   Cypress Semiconductor
 3.0%   Amkor Technology
 2.8%   Cisco Systems

As a percentage of net assets on April 30, 2002.



MANAGERS'
REPORT

BY BARRY J. GORDON, MARC H. KLEE, CFA, AND ALAN J. LOEWENSTEIN, CFA, PORTFOLIO MANAGERS

John Hancock
Technology Fund

After hitting bottom just days after the September 11 terrorist attacks, technology stocks seemingly had emerged late last year from the grips of a bruising two-year bear market. Tech stocks posted strong gains from October through December 2001, fueled by hopes that the economy would stage a rebound in 2002 and loosen the purse strings of both consumers and businesses alike.

Although the economic news steadily improved during the first months of 2002, tech stocks stumbled amid heightened market volatility. As investors fretted over the direction of the economy, the threat of higher interest rates, rising oil prices, corporate accounting practices and the conflict in the Middle East, tech stocks experienced bouts of success and failure. Early in the new year, tech stock prices rose on the expectation that fourth quarter earnings numbers would exceed expectations. While earnings did as well as expected, investors soon began to worry that their success was unsustainable.

"Although the economic
 news steadily improved
 during the first months
 of 2002, tech stocks
 stumbled..."

In February, many tech stocks gave back some of the early gains, although surprisingly strong consumer spending helped foster an early March rally. But in the final weeks of the period, nearly everything technology-related retreated when several industry bellwether companies didn't deliver the financial results that Wall Street had hoped. Influential companies such as Microsoft, IBM, Oracle, Sun Microsystems and telecom giant AT&T confirmed that demand for technology weakened during the quarter, as the pent-up demand in the post-September 11 period was satisfied. As a result, while earnings generally hit expectations, revenues fell short and expectations for future periods were lowered.

[Photos of Barry Gordon, Marc Klee, and Alan Loewenstein flush right next to first paragraph.]

FUND PERFORMANCE

For the six-month period ended April 30, 2002, John Hancock Technology Fund's Class A, Class B, Class C and Class I shares posted total returns of -5.48%, -5.85%, -5.85% and -4.96%, respectively, at net asset value. Those returns were in line with the -5.21% return of the average science and technology fund, according to Lipper, Inc.1 Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

SLACK DEMAND HURTS TECH

Ordinarily, signs that a gradual recovery was finally under way would have helped boost technology stocks. But this time was different, because technology spending remained spotty and was weaker than tech companies had predicted and investors had hoped. Many corporations continued to postpone expenditures on new equipment and software.

"Throughout the period,
 the Fund remained well
 diversified..."

Difficult demand conditions weighed heavily on some software stocks, including VERITAS Software and Siebel Systems. After posting strong returns in the final months of 2001 in response to hopes that tech spending would accompany an improving economy, software stocks slumped in 2002, as corporations across nearly all industry sectors curtailed their spending on items viewed as deferrable in the short term.

INTERNET, TELECOM STRUGGLE

The volatile market was particularly hard on Internet- and telecommunications-related companies. One of our biggest disappointments during the period was AOL Time Warner, the world's largest Internet and media company. It was hurt by a combination of a difficult advertising climate and slowing Internet subscriber growth. Like other telecommunications equipment firms, wireless technology company QUALCOMM suffered from the sluggish economy and lower industry spending. Other communications equipment companies, including JDS Uniphase, also struggled during the period.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Electronics--semiconductor components 35%, the second is Computer--software 15%, the third Computer--memory devices 9%, the fourth Computer--micro/macro 5% and the fifth Fiber optics 5%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-02." The chart is divided into three sections (from top to left): Common stocks 98%, Preferred stocks 1%, and Short-term investments & other 1%.]

SEMICONDUCTORS BOOST PERFORMANCE

Throughout the period, the Fund remained well diversified with a focus on technology companies that historically have reaped the biggest benefits from an economic recovery. In particular, semiconductor chip makers and semiconductor equipment stocks -- which posted exceptionally strong gains during the period -- made up roughly one-third of net assets. As the economy improved, many customers of these companies increased orders in an effort to replenish depleted inventories. Among our best-performing stocks in these groups were KLA-Tencor and Applied Materials, each leading manufacturers of equipment used in the production of semiconductor chips. Micron Technology, a major producer of dynamic random access memory chips (DRAM) -- a key component in personal computers -- also topped our list, as did chip makers Cypress Semiconductor, Analog Devices and Integrated Device Technology. We also enjoyed good gains from Amkor Technology, a leading packaging company for the semiconductor industry and Taiwan Semiconductor, the leading semiconductor foundry company.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Micron Technology followed by an up arrow with the phrase "Strong demand for DRAM chips." The second listing is Western Digital followed by an up arrow with the phrase "More rational environment for disk drives." The third listing is AOL Time Warner followed by a down arrow with the phrase "Ad spending slumps."]

But our best performer was Western Digital, a leader in personal computing storage. It performed well due to its ability to control costs and because of the ongoing consolidation of the disk-drive industry. With fewer industry participants, a more rational pricing environment has developed.

"A reasonable economic
 recovery should shore up
 demand for tech products."

OUTLOOK

We believe that technology stocks will perform well in the second half of 2002. A reasonable economic recovery should shore up demand for tech products. Furthermore, many tech companies have pared back their expenses, positioning them to post surprisingly strong earnings when demand firms. We also expect the corporate personal computer upgrade cycle to begin later this year, and that earnings comparisons will get much easier. With semiconductors and semiconductor equipment stocks at the beginning of what usually is an 18-month cycle, tech stock valuations appear to be at reasonable levels. As long as consumer spending remains intact, and corporate spending picks up to some degree, we believe technology stocks as a group have the potential for a strong rebound.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2002

The index used for
comparison is the
Standard & Poor's 500
Index, Index 1, an
unmanaged index that
includes 500 widely
traded common stocks.
Also shown on page 7
is the Russell 3000
Technology Index,
Index 2, a capitaliza-
tion-weighted index
composed of compa
nies that serve the elec-
tronics and computer
industries.

It is not possible to
invest in an index.

                              Class A      Class B      Class C      Class I 1    Index 1
Inception date                1-13-83       1-3-94       3-1-99       3-1-01           --

Average annual returns with maximum sales charge (POP)
One year                       -45.84%      -46.17%      -44.50%      -42.32%      -12.62%
Five years                       1.26%        1.24%          --           --         7.56%
Ten years                       10.24%          --           --           --        12.22%
Since inception                    --         7.58%      -14.44%      -37.51%          --

Cumulative total returns with maximum sales charge (POP)
Six months                     -10.18%      -10.56%       -7.73%       -4.96%        2.31%
One year                       -45.84%      -46.17%      -44.50%      -42.32%      -12.62%
Five years                       6.47%        6.35%          --           --        43.93%
Ten years                      165.20%          --           --           --       216.68%
Since inception                    --        83.67%      -38.95%      -42.16%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents Index 2 and is equal to $36,894 as of April 30, 2002. The second line represents Index 1 and is equal to $31,668 as of April 30, 2002. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund, before sales charge, and is equal to $27,913 as of April 30, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Technology Fund, after sales charge, and is equal to $26,520 as of April 30, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                     1-3-94       3-1-99       3-1-01
Without sales charge                $18,367       $6,166       $5,784
With maximum sales charge                --       $6,105           --
Index 1                             $26,830       $9,047       $8,821
Index 2                             $28,514       $6,632       $6,934

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule is divided into five main categories: common stocks, preferred stocks, warrants and rights, bonds and short-term investments. The stocks and bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.


SHARES      ISSUER                                                                                    VALUE
COMMON STOCKS 97.76%                                                                           $654,233,731
(Cost $1,050,196,479)

Aerospace/Aircraft Equipment 1.31%                                                               $8,771,250
  125,000   United Technologies Corp.                                                             8,771,250

Computer -- Graphics 2.60%                                                                       17,408,000
  850,000   Cadence Design Systems, Inc.*                                                        17,408,000

Computer -- Internet Security 2.44%                                                              16,292,500
1,000,000   Diversinet Corp.* (Canada)                                                              630,000
  700,000   Network Associates, Inc.*                                                            12,425,000
  350,000   VeriSign, Inc.*                                                                       3,237,500

Computer -- Internet Services 2.75%                                                              18,427,353
  500,000   Amazon.com, Inc.*                                                                     8,345,000
  610,000   EarthLink, Inc.*                                                                      4,440,800
   14,369   First Internet Bank of Indiana (r)                                                      689,712
1,100,000   Infospace.com, Inc.*                                                                  1,287,000
  850,000   Inktomi Corp.*                                                                        1,972,000
  877,120   ScreamingMedia, Inc.*                                                                 1,692,841

Computer -- Memory Devices 9.18%                                                                 61,461,479
  200,000   Brocade Communications Systems, Inc.*#                                                5,118,000
  800,000   EMC Corp.*                                                                            7,312,000
  440,000   Emulex Corp.*                                                                        12,755,600
  450,031   VERITAS Software Corp.*                                                              12,753,879
3,800,000   Western Digital Corp.*                                                               23,522,000

Computer -- Micro/Macro 5.43%                                                                    36,323,000
  500,000   Compaq Computer Corp.                                                                 5,075,000
1,000,000   Dell Computer Corp.*                                                                 26,340,000
  600,000   Sun Microsystems, Inc.*                                                               4,908,000

Computer -- Networking 3.11%                                                                     20,807,800
1,300,000   Cisco Systems, Inc.*                                                                 19,045,000
  780,000   Redback Networks, Inc.*                                                               1,762,800

Computer -- Services 4.64%                                                                       31,069,242
   63,637   Anteon International Corp.*                                                           1,447,742
  275,000   Electronic Data Systems Corp.                                                        14,921,500
  300,000   KPMG Consulting, Inc.*                                                                5,250,000
  700,000   Unisys Corp.*                                                                         9,450,000

Computer -- Software 14.98%                                                                     100,252,675
  900,000   BEA Systems, Inc.*                                                                    9,648,000
1,000,000   Citrix Systems, Inc.*                                                                11,600,000
1,000,000   Commercialware, Inc. (r)                                                              1,000,000
1,100,000   i2 Technologies, Inc.*                                                                3,465,000
  700,000   Mercury Interactive Corp.*                                                           26,089,000
  150,000   Microsoft Corp.*                                                                      7,839,000
2,000,000   Parametric Technology Corp.*                                                          8,080,000
1,000,000   Rational Software Corp.*                                                             14,570,000
  500,000   SeeBeyond Technology Corp.*                                                           1,720,000
  325,000   Siebel Systems, Inc.*                                                                 7,861,750
    4,916   SuSE Linux AG (Germany) (r)                                                              14,175
  425,000   TIBCO Software, Inc.*                                                                 3,565,750
  700,000   Viant Corp.*                                                                            945,000
1,500,000   Vignette Corp.*                                                                       3,855,000

Electronics -- Components Misc. 3.38%                                                            22,610,000
1,000,000   Flextronics International Ltd.* (Singapore)                                          13,850,000
1,200,000   Solectron Corp.*                                                                      8,760,000

Electronics -- Semiconductor Components 35.34%                                                  236,494,905
  400,000   Altera Corp.*                                                                         8,224,000
1,000,000   Amkor Technology, Inc.*                                                              20,100,000
  400,000   Analog Devices, Inc.*                                                                14,784,000
  780,000   Applied Materials, Inc.*                                                             18,969,600
  600,000   ASML Holding N.V.* (Netherlands)                                                     13,398,000
  600,000   Conexant Systems, Inc.*                                                               6,120,000
1,000,000   Cypress Semiconductor Corp.*                                                         22,270,000
  800,000   Integrated Device Technology, Inc.*#                                                 22,432,000
  300,000   Intel Corp.                                                                           8,583,000
  456,500   KLA-Tencor Corp.*                                                                    26,919,805
1,100,000   Micron Technology, Inc.                                                              26,070,000
  550,000   MKS Instruments, Inc.*                                                               18,639,500
  350,000   RF Micro Devices, Inc.*                                                               6,090,000
1,350,000   Taiwan Semiconductor Manufacturing Co. Ltd.,*
            American Depositary Receipt (ADR) (Taiwan)                                           23,895,000

Fiber Optics 5.11%                                                                               34,207,758
1,232,874   Aeroflex, Inc.*                                                                      17,235,578
  500,000   CIENA Corp.*                                                                          3,745,000
1,420,000   Finisar Corp.*                                                                        9,073,800
  957,000   JDS Uniphase Corp.*                                                                   4,153,380

Media -- Cable TV 2.59%                                                                          17,327,220
  911,000   AOL Time Warner, Inc.*                                                               17,327,220

Medical -- Devices 0.00%                                                                                 49
  491,800   SerOptix.* (r)                                                                               49

Telecom -- Equipment 4.80%                                                                       32,119,000
1,000,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden)                                2,490,000
  300,000   Globecomm Systems, Inc.*                                                              1,875,000
  600,000   Lucent Technologies, Inc.                                                             2,760,000
  160,000   Newpoint Technologies, Inc.* (r)                                                         40,000
  700,000   Nokia Corp. (ADR) (Finland)                                                          11,382,000
  450,000   QUALCOMM, Inc.*                                                                      13,572,000

Telecom -- Services 0.10%                                                                           661,500
  982,380   Primus Telecommunications Group, Inc.*                                                  618,899
   67,620   Primus Telecommunications Group, Inc.* (r)                                               42,601

PREFERRED STOCKS 0.68%                                                                            4,582,207
(Cost $16,566,254)

Computer -- Services 0.00%                                                                           10,531
  294,118   Gomez Advisors, Inc., Ser C, Conv* (r)                                                    7,235
   64,337   Gomez Advisors, Inc., Ser D, Conv* (r)                                                    1,583
   68,528   Gomez Advisors, Inc., Ser E, Conv* (r)                                                    1,686
2,178,361   Micro-ASI, Inc., Ser A* (r)                                                                  22
  500,000   Micro-ASI, Inc., Ser B* (r)                                                                   5

Computer -- Software 0.00%                                                                                7
  681,817   BuildNet, Inc., Ser C, Conv* (r)                                                              7

Electronics 0.30%                                                                                 2,000,002
  431,035   Silicon Genesis Corp., Ser C, Conv* (r)                                               2,000,002

Medical -- Devices 0.17%                                                                          1,166,500
  500,000   SerOptix, Ser A* (r)                                                                    500,000
  500,000   SerOptix, Ser B, Conv* (r)                                                              666,500

Telecom -- Cellular 0.14%                                                                           905,167
1,000,000   Transcept, Inc., Ser C, Conv* (r)                                                       300,000
2,017,222   Transcept, Inc., Ser D, Conv* (r)                                                       605,167

Telecom -- Services 0.07%                                                                           500,000
  100,000   Convergent Networks, Inc., Ser D, Conv* (r)                                             500,000

WARRANTS AND RIGHTS 0.00%                                                                               $20
(Cost $0)                                                                                                20

  950,000   Seagate Technology, Inc.*, Rights                                                             0
2,000,000   Transcept, Inc.*, Warrants                                                                   20

                                                       INTEREST    CREDIT       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                         RATE    RATING**    (000S OMITTED)         VALUE
BONDS 0.08%                                                                                        $514,994
(Cost $1,700,188)

Computer -- Services 0.03%                                                                         $206,084
Candescent Technologies Corp.,
Conv Sr Sub Deb 05-01-03 (R)                               8.00%     N/R              $1,250        150,000
Gomez Advisors, Inc.,
Sr Sec Note 11-08-06 (r)                                  10.00      N/R                  56         56,084

Transport -- Air Freight 0.05%                                                       308,910
Piedmont Aviation, Inc.,
Equip Tr Cert 1988 Ser F 03-28-09                         10.35      B+                  500        308,910


SHORT-TERM INVESTMENTS 22.30%                                                                  $149,202,766
(Cost $149,202,766)

Joint Repurchase Agreement 1.44%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 04-30-02, due 05-01-02 (Secured by
U.S. Treasury Inflation Indexed Notes 3.500%
thru 3.875%, due 01-15-09 thru 01-15-11)                   1.88                        9,621      9,621,000

                                                                                SHARES
Cash Equivalents 20.86%
AIM Cash Investment Trust***                                                     139,581,766    139,581,766

TOTAL INVESTMENTS 120.82%                                                                      $808,533,718

OTHER ASSETS AND LIABILITIES, NET (20.82%)                                                    ($139,334,874)

TOTAL INVESTMENTS 100.00%                                                                      $669,198,844


  * Non-income producing security.

 ** Credit ratings are rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

*** Represents investment of security lending collateral.

  # All or a portion of the security is pledged as collateral for written call options.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                                     VALUE AS A
                                                                                     PERCENTAGE           VALUE
                                                      ACQUISITION    ACQUISITION      OF FUND'S           AS OF
  ISSUER, DESCRIPTION                                        DATE           COST     NET ASSETS  APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------
BuildNet, Inc. --
  preferred stock                                        10-25-99     $3,000,000           0.00%            $7
Commercialware, Inc. --
  common stock                                           08-06-99      1,000,000           0.15      1,000,000
Convergent Networks, Inc. --
  preferred stock                                        09-22-00      1,635,000           0.07        500,000
First Internet Bank of Indiana --
  common stock                                           02-07-00        999,939           0.10        689,712
Gomez Advisors, Inc. --
  preferred stock                                        11-01-99      1,500,000           0.00          7,235
  preferred stock                                        10-19-00        328,119           0.00          1,583
  preferred stock                                        02-23-01        349,493           0.00          1,686
  bond                                                   07-23-01         56,084           0.01         56,084
Micro-ASI, Inc. --
  preferred stock                                        04-11-00      2,178,361           0.00             22
  preferred stock                                        12-21-00      1,000,000           0.00              5
Newpoint Technologies, Inc. --
  common stock                                           03-24-98        480,000           0.01         40,000
Primus Telecommunications
  Group, Inc. --
  common stock                                           01-23-96        240,000           0.01         42,601
SerOptix --
  common stock                                           01-12-98             50           0.00             49
  preferred stock                                        01-12-98        500,000           0.07        500,000
  preferred stock                                        04-05-00        666,667           0.10        666,500
Silicon Genesis Corp. --
  preferred stock                                        09-05-00      3,000,004           0.30      2,000,002
SuSE Linux AG --
  common stock                                           07-06-00      1,238,724           0.00         14,175
Transcept, Inc. --
  preferred stock                                        12-09-99      1,400,000           0.05        300,000
  preferred stock                                        04-02-01      1,008,611           0.09        605,167
Total                                                                                      0.96%    $6,424,828


(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $150,000 or 0.02% of net assets as of April 30, 2002.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

April 30, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated by
various countries.

                                         VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                  OF FUND'S NET ASSETS
Canada                                                0.09%
Finland                                               1.70
Germany                                               0.00
Netherlands                                           2.00
Singapore                                             2.07
Sweden                                                0.37
Taiwan                                                3.57
United States
  Long term                                          88.72
  Short term                                         22.30

Total investments                                   120.82%

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,217,665,687)                       $808,533,718
Cash                                                                      382
Receivable for investments sold                                     1,953,811
Receivable for shares sold                                            133,025
Interest receivable                                                    71,802
Other assets                                                          131,025

Total assets                                                      810,823,763

LIABILITIES
Payable for shares repurchased                                        899,817
Payable for call options written (premiums received $347,459)         450,400
Payable for securities on loan                                    139,581,766
Payable to affiliates                                                 236,402
Other payables and accrued expenses                                   456,534

Total liabilities                                                 141,624,919

NET ASSETS
Capital paid-in                                                 1,794,003,146
Accumulated net realized loss on investments
  and written options                                            (707,867,257)
Net unrealized depreciation of investments
  and written options                                            (409,234,910)
Accumulated net investment loss                                    (7,702,135)

Net assets                                                       $669,198,844

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($313,904,374 [DIV] 79,038,511 shares)                          $3.97
Class B ($319,560,400 [DIV] 86,261,769 shares)                          $3.70
Class C ($32,163,647 [DIV] 8,681,450 shares)                            $3.70
Class I (3,570,423 [DIV] 888,806 shares)                                $4.02

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($3.97 [DIV] 95%)                                             $4.18
Class C ($3.70 [DIV] 99%)                                               $3.74

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $24,835)              $779,026
Securities lending income                                             590,191
Interest                                                              236,014

Total investment income                                             1,605,231

EXPENSES
Investment management fee                                           3,138,166
Class A distribution and service fee                                  568,119
Class B distribution and service fee                                1,970,346
Class C distribution and service fee                                  199,769
Class A, B and C transfer agent fee                                 2,962,752
Class I transfer agent fee                                                993
Custodian fee                                                         113,769
Accounting and legal services fee                                      87,519
Miscellaneous                                                          69,268
Printing                                                               54,252
Auditing fee                                                           37,069
Trustees' fee                                                          36,140
Registration and filing fee                                            19,370
Legal fee                                                              14,532

Total expenses                                                      9,272,064

Net investment loss                                                (7,666,833)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                      (133,494,073)
Written options                                                     1,700,712
Change in net unrealized appreciation (depreciation) of
Investments                                                       103,797,866
Written options                                                       330,043

Net realized and unrealized loss                                  (27,665,452)

Decrease in net assets from operations                           ($35,332,285)

1 Semiannual period from 11-1-01 through 4-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-01          4-30-02 1

INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment loss                           ($17,762,992)     ($7,666,833)
Net realized loss                             (575,221,613)    (131,793,361)
Change in net unrealized
  appreciation (depreciation)                 (884,401,680)     104,127,909

Decrease in net assets
  resulting from operations                 (1,477,386,285)     (35,332,285)

Distributions to shareholders
From net realized gain
Class A                                        (17,603,381)              --
Class B                                        (24,839,802)              --
Class C                                         (1,967,579)              --
                                               (44,410,762)              --

From fund share transactions                   (86,870,100)     (49,650,849)

NET ASSETS
Beginning of period                          2,362,849,125      754,181,978

End of period 2                               $754,181,978     $669,198,844

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

2 Includes accumulated net investment loss of $35,302 and $7,702,135, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                  10-31-97 1    10-31-98 1  10-31-99 1  10-31-00    10-31-01     4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                            $4.30         $5.01       $4.74      $10.03      $12.02       $4.20
Net investment loss 3                            (0.05)        (0.05)      (0.06)      (0.10)      (0.07)      (0.04)
Net realized and unrealized
  gain (loss) on investments                      0.97          0.18        5.39        5.12       (7.53)      (0.19)
Total from
  investment operations                           0.92          0.13        5.33        5.02       (7.60)      (0.23)
Less distributions
From net realized gain                           (0.21)        (0.40)      (0.04)      (3.03)      (0.22)         --
Net asset value,
  end of period                                  $5.01         $4.74      $10.03      $12.02       $4.20       $3.97
Total return 4 (%)                               21.90          3.95      113.09       25.37      (64.35)      (5.48) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                   $184          $186        $523        $971        $343        $314
Ratio of expenses
  to average net assets (%)                       1.51          1.50        1.35        1.28        1.52        1.88 6
Ratio of net investment loss
  to average net assets (%)                      (0.95)        (0.97)      (0.78)      (0.69)      (0.97)      (1.49) 6
Portfolio turnover (%)                             104            86          61          41          47          14

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                  10-31-97 1    10-31-98 1  10-31-99 1  10-31-00    10-31-01     4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                            $4.20         $4.85       $4.55       $9.55      $11.34       $3.93
Net investment loss 3                            (0.08)        (0.08)      (0.11)      (0.19)      (0.11)      (0.05)
Net realized and unrealized
  gain (loss) on investments                      0.94          0.18        5.15        5.01       (7.08)      (0.18)
Total from
  investment operations                           0.86          0.10        5.04        4.82       (7.19)      (0.23)
Less distributions
From net realized gain                           (0.21)        (0.40)      (0.04)      (3.03)      (0.22)         --
Net asset value,
  end of period                                  $4.85         $4.55       $9.55      $11.34       $3.93       $3.70
Total return 4 (%)                               21.04          3.20      111.70       24.49      (64.60)      (5.85) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                    $66           $78        $553      $1,291        $372        $320
Ratio of expenses
  to average net assets (%)                       2.21          2.20        2.05        1.98        2.19        2.56 6
Ratio of net investment loss
  to average net assets (%)                      (1.65)        (1.67)      (1.47)      (1.39)      (1.63)      (2.17) 6
Portfolio turnover (%)                             104            86          61          41          47          14

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                  10-31-99 1,7  10-31-00    10-31-01     4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                            $7.71         $9.55      $11.34       $3.93
Net investment loss 3                            (0.09)        (0.19)      (0.11)      (0.05)
Net realized and unrealized
  gain (loss) on investments                      1.93          5.01       (7.08)      (0.18)
Total from
  investment operations                           1.84          4.82       (7.19)      (0.23)
Less distributions
From net realized gain                              --         (3.03)      (0.22)         --
Net asset value,
  end of period                                  $9.55        $11.34       $3.93       $3.70
Total return 4 (%)                               48.62 5       24.49      (64.60)      (5.85) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                    $14          $101         $36         $32
Ratio of expenses
  to average net assets (%)                       2.16 6        1.99        2.22        2.58 6
Ratio of net investment loss
  to average net assets (%)                      (1.57) 6      (1.40)      (1.67)      (2.20) 6
Portfolio turnover (%)                              61            41          47          14

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                  10-31-01 7     4-30-02 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                            $6.95         $4.23
Net investment loss 3                            (0.02)        (0.01)
Net realized and unrealized
  loss on investments                            (2.70)        (0.20)
Total from
  investment operations                          (2.72)        (0.21)
Net asset value,
  end of period                                  $4.23         $4.02
Total return 4 (%)                              (39.14) 5      (4.96) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                     $3            $4
Ratio of expenses
  to average net assets (%)                       0.87 6        0.91 6
Ratio of net investment loss
  to average net assets (%)                      (0.50) 6      (0.53) 6
Portfolio turnover (%)                              47            14

1 Per share amounts have been restated to reflect the 6-for-1 stock split effective 8-11-00.

2 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Annualized.

7 Class C and Class I shares began operations on 3-1-99 and 3-1-01, respectively.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Technology Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2002.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end statements of assets and liabilities.


Written options for the period ended April 30, 2002 were as follows:

                                   NUMBER OF CONTRACTS     PREMIUMS RECEIVED
----------------------------------------------------------------------------
Outstanding, beginning of period                 3,960              $663,116
Options written                                 15,040             2,508,700
Option closed                                   (2,550)             (320,760)
Options expired                                (14,440)           (2,503,597)

Outstanding, end of period                       2,010              $347,459


Summary of written options outstanding on April 30, 2002:

NAME OF                      NUMBER OF     EXERCISE   EXPIRATION
ISSUER                       CONTRACTS        PRICE         DATE       VALUE
----------------------------------------------------------------------------
CALLS
Brocade Communications           2,000     $27.5         JUNE 02     450,000
Integrated Device                   10      32.5          MAY 02         400

Total                            2,010                              $450,400


Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2002, the Fund loaned securities having a market value of $136,844,869 collateralized by cash in the amount of $139,581,766. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $575,084,448 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $700,000,000 and (c) 0.70% of the average daily net asset value of the Fund in excess of $800,000,000.

The Adviser has subadvisory agreement with American Fund Advisors, Inc. The Fund is not responsible for the payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $412,788 with regard to sales of Class A shares. Of this amount, $24,790 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $335,921 was paid as sales commissions to unrelated broker-dealers and $52,077 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $36,371 with regard to sales of Class C shares. Of this amount, $34,036 was paid as sales commissions to unrelated broker-dealers and $2,335 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2002, CDSCs received by JH Funds amounted to $690,046 for Class B shares and $2,335 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of their relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                    YEAR ENDED 10-31-01           PERIOD ENDED 4-30-02 1
                                SHARES           AMOUNT         SHARES          AMOUNT
CLASS A SHARES
Sold                        54,840,882     $431,681,383     16,394,457     $78,574,661
Distributions reinvested     1,410,818       15,317,484             --              --
Repurchased                (55,370,811)    (435,652,912)   (19,013,119)    (91,880,047)
Net increase (decrease)        880,889      $11,345,955     (2,618,662)   ($13,305,386)

CLASS B SHARES
Sold                        17,400,634     $119,806,937      6,966,758     $31,960,472
Distributions reinvested     1,884,354       19,275,708             --              --
Repurchased                (38,601,165)    (246,048,781)   (15,196,451)    (67,155,354)
Net decrease               (19,316,177)   ($106,966,136)    (8,229,693)   ($35,194,882)

CLASS C SHARES
Sold                         5,939,613      $46,164,716      1,023,791      $4,664,621
Distributions reinvested       144,661        1,479,887             --              --
Repurchased                 (5,796,061)     (42,560,209)    (1,558,847)     (6,899,439)
Net increase (decrease)        288,213       $5,084,394       (535,056)    ($2,234,818)

CLASS I SHARES
Sold                           960,740       $5,457,733        469,401      $2,272,322
Repurchased                   (299,014)      (1,792,046)      (242,321)     (1,188,085)
Net increase                   661,726       $3,665,687        227,080      $1,084,237

NET DECREASE              (17,485,349)     ($86,870,100)   (11,156,331)   ($49,650,849)


1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $108,484,479 and $136,662,320, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $1,218,625,363. Gross unrealized appreciation and depreciation of investments aggregated $102,317,136 and $512,408,781, respectively, resulting in net unrealized depreciation of $410,091,645. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman and
Chief Executive Officer

Barry J. Gordon
President

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11530

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

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This report is for the information of
the shareholders of the John Hancock
Technology Fund.

830SA  4/02
       6/02